                                                      Registration Nos. 33-94022
                                                                        811-9058


As filed with the Securities and Exchange Commission on October 9, 1996

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X


         Pre-Effective Amendment No.
         Post-Effective Amendment No.       2                              X
         and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
         Amendment No.                      3                              X


                        (Check appropriate box or boxes)

                          LIFE CYCLE MUTUAL FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)


                           C/0 BENSON WHITE & COMPANY
         656 EAST SWEDESFORD ROAD - SUITE 322, WAYNE, PENNSYLVANIA 19087
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (610) 688-1830


                              TIMOTHY W. CUNNINGHAM
                             BENSON WHITE & COMPANY
                      656 EAST SWEDESFORD ROAD - SUITE 322
                            WAYNE, PENNSYLVANIA 19087
                     (Name and Address of Agent for Service)

                        copy to: Michael R. Rosella, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022

It is proposed that this filing will become effective: (check appropriate box)


                  immediately upon filing pursuant to paragraph (b)
         -----
           X      on October 11, 1996 pursuant to paragraph (b)
         -----
                  60 days after filing pursuant to paragraph (a)(1)
         -----
                  on (date) pursuant to paragraph (a)(1)
         -----
                  75 days after filing pursuant to paragraph (a)(2)
         -----
                  on (date) pursuant to paragraph (a)(2) of rule 485
         -----

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended and Rule 24 f-2 thereunder. Registrant's 24f-2 Notice for the fiscal year ended July 31, 1996 was filed on September 27, 1996.

                          LIFE CYCLE MUTUAL FUNDS, INC.
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 404(c)

ITEM NO.                                                      PROSPECTUS HEADING

Item 1.           Cover Page                                  Cover Page

Item 2.           Synopsis                                    Summary of Portfolio; Expense Summary

Item 3.           Condensed Financial Information             Financial Highlights

Item 4.           General Description of Registrant           Cover Page; Investment Objectives and Policies;
                                                              Additional Investment Information and Risk Factors

Item 5.           Management of the Fund                      Management; Custodian, Transfer Agent and Dividend
                                                              Agent

Item 5A.          Management's Discussion of the Fund         Management

Item 6.           Capital Stock and Other Securities          Purchase of Shares; Redemption of Shares;
                                                              Description of Common Stock

Item 7.           Purchase of Securities Being Offered        Purchase of Shares; Description of
                                                              Common Stock

Item 8.           Redemption or Repurchase                    Redemption of Shares

Item 9.           Legal Proceedings                           Not Applicable


                                                              CAPTION IN STATEMENT OF ADDITIONAL
                                                               INFORMATION


Item 10.          Cover Page                                  Cover Page

Item 11.          Table of Contents                           Table of Contents

Item 12.          General Information and History             The Fund; Management of the Fund; Description of
                                                              Common Stock

Item 13.          Investment Objectives and Policies          Investment Objectives, Policies and Restrictions

Item 14.          Management of the Fund                      Management of the Fund

Item 15.          Control Persons and Principal
                  Holders of Securities                       Management of the Fund

Item 16.          Investment Advisory and Other Services      Management of the Fund; Purchase, Redemption and
                                                              Exchange; Counsel and Independent Auditors

Item 17.          Brokerage Allocation                        Brokerage and Portfolio Turnover

Item 18.          Capital Stock and Other Securities          Description of Common Stock

Item 19.          Purchase, Redemption and Pricing
                  of Securities Being Offered                 Purchase; Redemption and Exchange; Net Asset Value

Item 20.          Tax Status                                  Taxes

Item 21.          Underwriters                                Management of the Fund

Item 22.          Calculations of Yield Quotations of
                  Money Market Fund                           Not Applicable


Item 23.          Financial Statements                        Independent Accountant's Report; Statements of
                                                              Investments; Statements of Assets and Liabilities;
                                                              Statement of Operations; Statements of Changes in
                                                              Net Assets; Notes to Financial Statements


                                   PROSPECTUS



                         LIFE CYCLE MUTUAL FUNDS(TM), INC.
                       656 East Swedesford Road--Suite 322
                                 Wayne, PA 19087

                       For information call (800) 266-5240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life Cycle Mutual Funds, Inc. (the "Fund") is a diversified, open-end, management investment company, organized under Maryland law, that is composed of four portfolios (the "Portfolio" or "Portfolios"): the Life Cycle Equity Fund(TM) (the "Equity Fund"), the Life Cycle Bond Fund(TM) (the "Bond Fund"), the Life Cycle Retirement Income Fund(TM) (the "Retirement Income Fund") and the Life Cycle Harvest Fund(TM) (the "Harvest Fund"). The Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program"(TM) which is designed to meet the long-term retirement investment needs of individual investors. The Life Cycle Program(TM) is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions to achieve this overall objective. The Life Cycle Program is described more completely under the heading "The Life Cycle Program."
--------------------------------------------------------------------------------

The minimum initial investment for the Fund is $2,000 for investors participating in the Life Cycle Program and the minimum subsequent investment is $250. Such investors must maintain a minimum balance of $2,000 in the Fund.

Investors may elect not to participate in the Life Cycle Program and purchase shares in any of the Portfolios provided that they maintain at least a $5,000 balance in any Portfolio in which they are invested and the minimum subsequent investment for these investors is $1,000. Such investors will be paying higher fees than would be charged by comparable funds that do not offer the additional benefits of the Life Cycle Program (see "Management--Adviser's Fees").


Exchanges among the Portfolios on behalf of a participant in the Life Cycle Program may only be effected by the Fund's investment adviser, pursuant to the terms of the Life Cycle Program. Participants in the Life Cycle Program may not otherwise exchange shares among the Portfolios. There are no fees for exchanges among the Portfolios effected by the Fund's investment adviser pursuant to the continuing allocation process of the Life Cycle Program. There are also no fees for exchanges among the Portfolios for those not participating in the asset allocation program if not done more than twice per year. Investors not participating in the Life Cycle Program who make exchanges among the Portfolios in excess of twice per year will be assessed a $25 fee per exchange. Investors may redeem shares in any Portfolio at any time without being subject to a redemption fee.

Each Portfolio of the Fund will pay Benson White & Company, the Fund's investment adviser, a monthly advisory fee at the annual rate of .75% of its average daily net assets. This fee is higher than the fee paid by most other mutual funds because of the provision of the other services offered through the Life Cycle Program described herein for which a separate fee is not charged. The Fund, on behalf of each Portfolio, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan encompasses both a service fee and an asset-based sales charge for distribution assistance, which are 0.25% and 0.50% of each Portfolio's average daily net assets per year, respectively. The maximum sales charge imposed on purchases is 5.25%.

This Prospectus sets forth concisely the information about each Portfolio that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about each Portfolio, including additional information concerning risk factors relating to an investment in each Portfolio, has been filed with the Securities and Exchange Commission in a Statement of Additional Information for the Fund, dated October 11, 1996. This information is incorporated by reference and is available without charge upon request from the Fund's distributor, Life Cycle Mutual Funds Distributors, Inc., 230 Park Avenue, New York, New York 10169 or by calling (800) 266-5240.


Shares of the Life Cycle Mutual Funds, Inc. are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

An investment in the fund may involve significant risks (See "Investment Objectives and Policies" and "Risk Factors, Additional Investment Information and Derivatives" herein, as well as "Description of the Fund's Investment Securities and Derivatives" in the Statement of Additional Information).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
          THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
                   THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                October 11, 1996
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                     Page
                                                    -----

SUMMARY OF PORTFOLIOS                                    2
EXPENSE SUMMARY                                          3
FINANCIAL HIGHLIGHTS                                     4
THE LIFE CYCLE PROGRAM(TM)                               5
Hurdle Rates                                             7
INVESTMENT OBJECTIVES AND POLICIES                       8
LIFE CYCLE EQUITY FUND(TM)                               8
Investment Objective                                     8
Permitted Investments                                    9
LIFE CYCLE BOND FUND(TM)                                10
Investment Objective                                    10
LIFE CYCLE RETIREMENT INCOME FUND(TM)                   10
Investment Objective                                    10
Permitted Investments For The Bond Fund and
 The Retirement Income Fund                             10
LIFE CYCLE HARVEST FUND(TM)                             13
Investment Objective                                    13
Permitted Investments                                   13
RISK FACTORS, ADDITIONAL INVESTMENT
 INFORMATION AND DERIVATIVES                            13
When-Issued and Delayed Delivery Securities             13
Lending of Securities                                   14
Foreign Investment Information for the
 Retirement Income Fund                                 14
Hedging for the Equity Fund                             14
Brokerage and Execution Policies                        15
LIFE CYCLE PROGRAM RISK
 CONSIDERATIONS                                         15
Age-Based Allocation Methodology                        15
Hurdle Rate                                             15
Purchase of Shares                                      15
Exchange of Shares                                      16
INVESTMENT RESTRICTIONS                                 16
MANAGEMENT                                              17
PURCHASE OF SHARES                                      19
REDUCTION OR ELIMINATION OF
 SALES LOADS                                            23
REDEMPTION OF SHARES                                    24
EXCHANGE OF SHARES                                      26
DIVIDENDS AND DISTRIBUTIONS                             26
NET ASSET VALUE                                         27
DISTRIBUTION AND SERVICE PLAN                           27
YIELD AND TOTAL RETURN INFORMATION                      29
DESCRIPTION OF COMMON STOCK                             29
TAXES                                                   29
CUSTODIAN, TRANSFER AGENT AND
 DIVIDEND AGENT                                         31
COUNSEL AND INDEPENDENT AUDITORS                        31

                      LIFE CYCLE MUTUAL FUNDS(TM) PORTFOLIOS

         The Life Cycle Program is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions. Each Portfolio which is managed by Benson White & Company, is designed to achieve its individual objective set forth herein and to serve an integral function within the context of the Life Cycle Program. See "The Life Cycle Program" for further description.

                     SUMMARY OF PORTFOLIOS(1)

Portfolio                      Portfolio
Investment Objective           Investment Policies                    Portfolio Restrictions
--------------------------------------------------------------------------------------------------------------
Life Cycle Equity Fund
--------------------------------------------------------------------------------------------------------------

Seeks to accumulate            Investing in a portfolio of            No privately placed securities. No
retirement assets by           common stocks selected from            securities issued by a foreign
maximizing investors'          the Standard & Poor's 500              company and purchased on any
total return.                  Index on the basis of such             foreign stock exchange.
                               stocks' ability to provide
                               capital appreciation and
                               generate dividend income.
Life Cycle Bond Fund

--------------------------------------------------------------------------------------------------------------
Seeks to maximize              Investing in a laddered                Under normal circumstances, at least
income consistent with         portfolio of bonds issued and          65% of the value of the portfolio will
the preservation of            backed by the full faith and           be invested in bonds. At least 50% of
capital.                       credit of the U.S.                     the Portfolio will be invested in U.S.
                               Government and its agencies            Government obligations, commercial
                               and instrumentalities,                 paper, negotiable CD's, repurchase
                               mortgage-backed securities,            agreements, and short-term corporate
                               and investment-grade debt              debt securities. No more than 50% of
                               securities issued by                   the Portfolio may be invested in
                               corporations and banks. The            mortgage-backed securities and long-
                               Portfolio intends to invest in         term  corporate  debt securities. No
                               debt securities with an                foreign securities may be purchased.
                               average maturity between
                               1 and 10 years.
Life Cycle Retirement Income Fund
--------------------------------------------------------------------------------------------------------------
Seeks to maximize              Investing in a laddered                At least 75% of the Portfolio will be
income consistent with         portfolio of bonds issued and          invested in U.S. Government
the preservation of            backed by the full faith and           obligations, commercial paper,
capital.                       credit of the U.S.                     negotiable CD's, repurchase
                               Government and its agencies            agreements, short-term corporate debt
                               and instrumentalities,                 securities, and mortgage-backed
                               mortgage-backed securities,            securities, with at least 25% of the
                               and investment-grade debt              Portfolio invested in direct U.S.
                               securities issued by                   Government obligations and its
                               corporations and banks. The            agencies and instrumentalities, backed
                               Portfolio intends to invest in         by the full faith and credit of the U.S.
                               debt securities with an                Government. No more than 10% of
                               average maturity between               the Portfolio may be invested in
                               1 and 12 years.                        investment grade debt securities of
                                                                      foreign corporations and direct
                                                                      obligations of foreign nations.
Life Cycle Harvest Fund
--------------------------------------------------------------------------------------------------------------
Seeks to earn income           Investing in a laddered                No foreign securities may be
consistent with the            portfolio of short-term bonds          purchased.
preservation of capital.       issued and backed by the full
                               faith and credit of the U.S.
                               Government and its agencies
                               and instrumentalities
                               negotiable CD's, repurchase
                               agreements, and short-term
                               corporate debt securities.

                          [TABLE CONTINUED FROM ABOVE]

                                        Quality Ratings
Representative Investments              Moody's      S&P
------------------------------------------------------------
Life Cycle Equity Fund
------------------------------------------------------------
Common Stock                            --           --
Convertible Preferred Stock             --           --
Corporate Debt Securities               Baa          BBB




Life Cycle Bond Fund
------------------------------------------------------------
U.S. Government Obligations             --           --
Commercial Paper                        P-1          A-1
Negotiable CDs                          --           --
Bankers Acceptances                     --           --
Corporate Debt Securities               Baa          BBB
Repurchase Agreements                   --           --
Mortgage Pass Through                   --           --
 Securities
Planned Amortization                    --           --
 Class Mortgage-Backed
 Securities



Life Cycle Retirement Income Fund
------------------------------------------------------------
U.S. Government Obligations             --           --
Commercial Paper                        P-1          A-1
Negotiable CDs                          --           --
Bankers Acceptances                     --           --
Corporate Debt Securities               Baa          BBB
Repurchase Agreements                   --           --
Mortgage Pass Through                   --           --
 Securities
Planned Amortization                    --           --
 Class Mortgage-Backed
 Securities
Foreign Debt Securities                 --           --




Life Cycle Harvest Fund
------------------------------------------------------------
U.S. Government Obligations             --           --
Commercial Paper                        P-1          A-1
Corporate Notes, Bonds and
 Other Obligations                     MIG-1         A
Bankers Acceptances                     --           --
Negotiable CDs                          --           --




(1) There can be no assurance that each Portfolio's investment objective will be achieved. An investment in each Portfolio of the Fund entails certain risks, including, for certain Portfolios, risks associated with the purchase of when-issued and delayed delivery securities, repurchase agreements, hedging instruments, foreign securities, as well as investments made in connection with the age-based allocation methodology (see "The Life Cycle Program") and the hurdle rate (see "The Hurdle Rate"), which are further described under "Risk Factors, Additional Investment Information and Derivatives" herein. For information regarding how to purchase shares of the Fund see "Purchase of Shares" herein and for information concerning redemption of shares of the Fund see "Redemption of Shares" herein.
--------------------------------------------------------------------------------

                                 EXPENSE SUMMARY

Investor Transaction Expenses

                                                                                                  Retirement
Portfolio                                                              Equity         Bond          Income       Harvest
                                                                       ------         -----       ----------     -------

Maximum Sales Load Imposed on Purchases (as a
 percentage of the offering price)....................                   5.25%         5.25%         5.25%        5.25%
Redemption Fees.......................................                     NONE          NONE          NONE         NONE
Exchange Fees(1)......................................                     NONE          NONE          NONE         NONE


Annual Portfolio Operating Expenses
 (as a percentage of average net assets)

Management Fees.......................................                    0.75%         0.75%         0.75%        0.75%
12b-1 Fees(2).........................................                    0.75%         0.75%         0.75%        0.75%
Other Expenses (after reimbursement)..................                    0.45%         0.45%         0.45%        0.45%
  Administration Fees  (after reimbursement)..........       0.25%
  Operating Expenses  (after reimbursement)...........       0.20%
Total Portfolio Operating Expenses....................                    1.95%         1.95%         1.95%        1.95%

Example: An investor of each Portfolio would pay the following expenses on a $1,000 investment in the Portfolio assuming a 5% annual return reinvested in shares of a Portfolio and redemption at the end of each time period:


           Year 1           Year 3            Year 5           Year 10
            ----             -----             -----            -----
             $71             $111              $152             $268

The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund." The Adviser has voluntarily agreed to reimburse the Fund's Administration Fees and Operating Expenses to the extent necessary to maintain the Annual Total Portfolio Operating Expenses at not more than 1.95% of each Portfolio's average net assets. Absent such reimbursements, Total Portfolio Operating Expenses would have been 9.70%, 76.34%, 60.32% and 12.38% for the Equity, Bond, Retirement Income and Harvest Portfolios, respectively. In addition, absent such reimbursements, the example provided above for Year 1, Year 3, Year 5 and Year 10 would have been $142, $309, $461, $782 for Equity; $518, $689, $703, $705 for
Bond; $466, $733, $787, $800 for Retirement Income; and $165, $367, $540, $872
for Harvest Portfolios, respectively. The Adviser, Administrator and the Distributor may voluntarily waive all or a portion of their respective Management Fee, Administrative Fee or 12b-1 fees. There will be no sales load for shares purchased on behalf of clients of financial intermediaries holding such shares in fee based asset management accounts. The expenses reflected above are estimates of the expenses the Fund will incur during its first fiscal year. The "example" set forth above should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.


--------------------------------------------------------------------------------
1 Shareholders not participating in the Life Cycle Program may exchange shares, without the assessment of a fee, twice a year. Exchanges among the Portfolios in excess of twice per year by such investors will be assessed a $25 fee per exchange.
--------------------------------------------------------------------------------

2 12b-1 fees are composed of a service fee payable to the Adviser and an asset-based sales charge payable to the Distributor for distribution assistance which are 0.25% and 0.50% of each Portfolio's average daily net assets per year, respectively. As a result of the asset-based sales charge, long-term shareholders of the Portfolio may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS+

         The following table provides information about each Portfolio's financial history. It is based on a single share outstanding throughout each period provided. The table is part of each Portfolio's financial statements, which are included in the Fund's annual report and are incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request.


                                                          Equity             Bond           Retirement          Harvest
                                                           Fund              Fund           Income Fund          Fund
                                                     October 2, 1995*  October 4, 1995*  October 4, 1995*  October 4, 1995*
                                                          through           through           through           through
                                                       July 31, 1996     July 31, 1996     July 31, 1996     July 31, 1996
                                                      ---------------   ---------------   ---------------   ---------------
Net Asset Value, Beginning of Period..................    $10.00           $10.00             $10.00           $10.00
Income from Investment Operations:
 Net investment income................................      0.12             0.22               0.24             0.20
 Net realized and unrealized gain/loss on investments       0.68            (0.18)             (0.24)            0.00
                                                           ------           ------             ------           ------
 Total from Investment Operations.....................      0.80             0.04               0.00             0.20
Less Distributions:
 Dividends from net investment income.................     (0.12)           (0.22)             (0.24)           (0.20)
                                                           ------           ------             ------           ------
 Distributions from capital gains ....................          0                0                  0                0
                                                           ------           ------             ------           ------
 Total Distributions .................................      (0.12)           (0.22)             (0.24)           (0.20)

 Net Asset Value, End of Period.......................     $10.68            $9.82              $9.76           $10.00
                                                           ------           ------             ------           ------
 Total Return.........................................       8.05%            0.39%            (0.02)%            2.05%

 Net Assets, End of Period (in thousands).............   $  2,951           $  222             $  272           $  925
Ratios to Average Net Assets of:
 Net investment income**..............................       1.82%            2.51%              2.83%            2.44%

 Expenses before waivers **...........................      9.70%           76.34%             60.32%           12.38%

 Expenses net of waivers **...........................      1.95%            1.95%              1.95%            1.95%

 Portfolio Turnover Rate..............................        132%               0                  0                0

Average Commission Rate...............................     $0.030                0                  0                0




 * Commencement of operations.
--------------------------------------------------------------------------------
 + Per share amounts based on the average  number of shares  outstanding  during the period from commencement of operations to July 31, 1996.
** Annualized

                         LIFE CYCLE MUTUAL FUNDS(TM), INC.

                            THE LIFE CYCLE PROGRAM(TM)


         The four Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program") and have been designed as specialized and unique tools to be used in accordance with the guidelines of the Life Cycle Program. The Equity Fund seeks to accumulate investors' retirement assets by maximizing investors' total return. The Bond Fund is a more conservative portfolio than the Equity Fund and seeks to preserve capital. The Bond Fund, under the Life Cycle Program, serves as a repository for assets exchanged from the Equity Fund. The Retirement Income Fund also serves as a repository for assets exchanged from the Equity Fund, but operates with a moderately higher level of risk than the Bond Fund in an attempt to realize greater income. The Harvest Fund seeks to serve as a repository for assets exchanged from the Equity Fund, while earning income and preserving capital (see "The Hurdle Rate"). The Harvest Fund also serves as the entry portfolio to the Life Cycle Program. Investors' funds are initially invested in the Harvest Fund, for a period not to exceed four business days, and earn income, until those monies are allocated in two of the other three Portfolios. Purchasing shares in connection with the Life Cycle Program is described more completely under the heading "Purchase of Shares."

         The Life Cycle Program is based upon the premise that the single most relevant factor in determining portfolio strategy for investing retirement assets is the age of the investor and, therefore, asset allocations correspond to the age of each individual investor. Shares of the Equity Fund are exchanged for shares of either the Bond Fund or the Retirement Income Fund under the Life Cycle Program for the purpose of building and preserving wealth throughout an investor's working life and generating additional income and preserving the investor's purchasing power once the investor has retired. All initial and subsequent purchases made in the Portfolios by Life Cycle Program participants ("Participants") are allocated between the Equity Fund and either the Bond Fund or the Retirement Income Fund in accordance with age-based asset allocation models predetermined by Benson White & Company (the "Adviser").

         Such age-based asset allocations are authorized by Participants at the time of their initial purchase of shares, as described under the heading "Purchase of Shares." Up to and including each Participant's 45th birthday, 80% of a Participant's assets will be allocated into the Equity Fund and the remaining 20% of the Participant's assets will be allocated into the Bond Fund. Starting with each Participant's 46th birthday, and on each successive birthday, the Adviser gradually decreases the Participant's holdings in the Equity Fund and increases the Participant's holdings in the Bond Fund or the Retirement Fund. There is no fee for this exchange of assets. The Life Cycle Program re-allocates each Participant's shares in the Equity Fund, until reaching the age of 60, into the Bond Fund. Upon reaching the age of 60, the Participant's shares in the Bond Fund are exchanged for shares in the Retirement Income Fund. On each successive birthday starting with a Participant's 60th birthday, age-based asset allocations will be made through share exchanges from the Equity Fund to shares in the Retirement Income Fund. For example, at age 50 all Participants would hold 70% of their account in the Equity Fund and 30% in the Bond Fund, whereas at age 65 they would hold 50% of their account in the Equity Fund, and 50% in the Retirement Fund.

         Once a Participant turns 60 years old, under the Life Cycle Program, assets are exchanged from the Bond Fund into the Retirement Income Fund because of the increasing need to generate additional income to meet retirement-related expenses. During retirement, withdrawals of income are preferable to withdrawals of principal so as not to decrease the amount of principal from which additional income may be generated. Therefore, once an investor reaches the age of 60 years, at which age withdrawals from a tax-qualified account are currently free from the premature distribution penalty, the investor may have greater need for income production to support subsequent withdrawals. Although the Retirement Income Fund has a higher risk to principal than the Bond Fund, the Bond Fund may be less likely to generate sufficient amounts of income to meet the anticipated expenses of a retiree without invading the principal.

         Under the Life Cycle Program, shares are exchanged from the Equity Fund for shares of either the Bond Fund or the Retirement Income Fund in two situations. For Participants between the ages of 46 and 75; once a year on each Participant's birthday or, if that birthday does not fall on a business day, then on the first business day following the Participant's birthday, the Participant will have his or her investment in the Equity Fund decreased while his or her investment in the Bond Fund or the Retirement Income Fund is increased. These exchanges are intended to increase retirement wealth by providing added exposure to the equity market when a Participant is younger and to generate more retirement income as the Participant nears retirement age, while maintaining appropriate exposure to the following risks, based on the Participant's age: (1) risk to principal; (2) risk to income; and (3) risk of diminished purchasing power through inflation. Historically, risks concerning diminished purchasing power as a result of inflation have been mitigated by exposure to equity securities. Additionally, the risk of experiencing diminished purchasing power as a result of inflation is higher for individuals who are further away from the age of retirement than individuals who are closer to the age of retirement. Thus, an increased exposure to equity securities when an investor is younger is warranted. Nonetheless, retired investors continue to have the need to protect themselves from the risk of inflation which is why the Life Cycle Program maintains Participants' funds in equity securities on a diminishing basis as they get older. The outcome of basing investment allocation on a Participant's date of birth is that each account is highly individualized.

         In addition to the allocation adjustments pursuant to the age-based asset allocation table ("the Table") on page 6 herein, subsequent to the application of the Hurdle Rate (see "The Hurdle Rate"), shares will be exchanged between the Equity Fund and the Bond Fund (or Retirement Income Fund for Participants 60 years or older) under the Life Cycle Program, if on a Participant's birthday the net asset value per share of either Portfolio has increased or decreased by a greater proportion than the net asset value per share of the other Portfolio since the Participant's last birthday, and as a result, the allocation among the two Portfolios is no longer in conformity with the asset allocation prescribed in the Table. Shares of the two Portfolios will be exchanged at such time to bring the individual Participant's account into alignment with the Table.

         The Life Cycle Program's age-based asset allocations will not be changed by the Adviser in reaction to general market fluctuations. The Adviser may, however, upon approval from individual Participants, modify the asset allocation formula of the Life Cycle Program to react to what it believes to be material structural changes in the capital markets. An example of a "material structural change in the capital markets" might involve the effects of changing demographics on the demand for various securities. As a larger percentage of the population approaches retirement age, they may be forced to sell equities to raise cash for retirement expenses. This requirement for liquidity could cause pervasive and persistent selling pressure on the domestic equity markets. If this type of pressure asserted itself, it might qualify as a "material structural change in the capital markets" that could force a reconsideration of the speed of asset conversion (from equity to debt) for Participants. In the event that the Adviser believes that the Table should be modified, it will provide Participants 60 days' prior notice of any recommended modification in order to allow Participants an opportunity to approve such modification. Modifications to the Table can only be implemented by the Adviser on behalf of each Participant with the prior written approval of such Participant.

         The Life Cycle Program's allocation process takes place over a period of years that may, depending on a Participant's age, stretch for decades. The Adviser believes that short-term market fluctuations in the capital markets are less likely to adversely impact the asset allocation process because the Life Cycle Program is intended to be utilized over a longer period of time. Historically, equity markets have been subject to a number of multi-year declines or periods of depressed prices and if an investor is forced to sell equities during a period of depressed market prices, the investor will have to liquidate a larger position to raise a sufficient amount of cash. The Life Cycle Program's allocation process between the Equity Fund and either the Bond Fund or the Retirement Income Fund is intended to be spread out over a period of years in an attempt to avoid the risk that a Participant will be divested from the Equity Fund throughout a period in which equity securities' market prices are depressed.

  Provided below is the Life Cycle Program's age-based asset allocation table:

                                                         Bond Fund or
        Investor Age          Equity Fund           Retirement Income Fund
        ------------          -----------           -----------------------
        Up to age 45              80%                        20%
          At age 46               78%                        22%
          At age 47               76%                        24%
          At age 48               74%                        26%
          At age 49               72%                        28%
          At age 50               70%                        30%
          At age 51               68%                        32%
          At age 52               66%                        34%
          At age 53               64%                        36%
          At age 54               62%                        38%
          At age 55               60%                        40%
          At age 56               59%                        41%
          At age 57               58%                        42%
          At age 58               57%                        43%
          At age 59               56%                        44%
          At age 60               55%                        45%
          At age 61               54%                        46%
          At age 62               53%                        47%
          At age 63               52%                        48%
          At age 64               51%                        49%
          At age 65               50%                        50%
          At age 66               48%                        52%
          At age 67               46%                        54%
          At age 68               44%                        56%
          At age 69               42%                        58%
          At age 70               40%                        60%
          At age 71               38%                        62%
          At age 72               36%                        64%
          At age 73               34%                        66%
          At age 74               32%                        68%
        Age 75 & over             30%                        70%

         There are certain risks inherent in using an age-based allocation methodology. An explanation of these risks is provided under the heading "Risk Factors, Additional Investment Information and Derivatives."

         While investors participating in the Life Cycle Program may redeem shares held in any Portfolio, at any time, in whole or in part, any shares remaining in one or more of the Portfolios after a partial redemption will be reallocated among the Portfolios in accordance with the Life Cycle Program. All exchanges of shares pursuant to the Life Cycle Program are made, without cost, on the basis of the relative net asset values per share. Investors who are not participating in the Life Cycle Program with holdings of at least $5,000 have the flexibility to elect to initially determine an asset allocation different than the Life Cycle Program. Further, these investors will have the right, without a fee, to adjust their own allocation mix twice each year which may differ from the parameters of the Life Cycle Program. Any additional exchanges in excess of twice per year will be assessed a $25 fee per exchange. However, such investors will be paying higher fees than would be charged by comparable funds and will not receive the benefits of the Life Cycle Program described herein (see "Management--Adviser's Fees). For further information concerning the Life Cycle Program and/or the individual Portfolios investors may call (800) 266-5240.

Hurdle Rates

         The hurdle rate is a given rate of return predetermined by the Adviser, which may vary over time based upon the overall performance of the U.S. equity markets that is applied annually to the total return of the Equity

Fund (the "Hurdle Rate"). On each Participant's birthday or, if that birthday does not fall on a business day, then on the first business day following each Participant's birthday, the calculated Hurdle Rate is applied to that Participant's shares in the Equity Fund. Whenever the annual total return of the Equity Fund is in excess of the Hurdle Rate then in effect for each Participant, a portion of such Participant's shares in the Equity Fund reflecting the excess value over the Hurdle Rate are automatically exchanged for shares of the Harvest Fund.

         The Adviser believes that the application of the Hurdle Rate and the exchange of shares within certain Portfolios is an incremental risk management discipline that is age-based and reflects the rates of return experienced by the shareholder relative to average historic rates of return. The Hurdle Rate was created as an investment strategy to minimize the effect that large swings in the equity market would otherwise have on the Equity Fund and, therefore, to reduce its volatility. A different Hurdle Rate is determined for Participants by age and will generally be higher for younger Participants than older Participants, because it is presumed that younger Participants have more time to make up any losses sustained in the equity market, while older Participants require greater liquidity from their investments due to their withdrawals of income. The application of the Hurdle Rate to the Equity Fund will impose a cap upon a Participant's return from that Portfolio. Thus, for example, a Participant who has a Hurdle Rate of 20% per year will have the incremental excess equity return over 20% per year exchanged from the Equity Fund into the Harvest Fund. As a result, incremental returns that are exceedingly high from a historic perspective will be placed at less risk to principal in the Harvest Fund than they would have been had they remained in the Equity Fund. It is expected that under most market conditions, the largest component of total returns will likely fall below the Hurdle Rate and that a Participant's funds will be solely subject to the asset-based allocations of the Life Cycle Program. The calculation and application of the appropriate Hurdle Rate will depend upon prevailing values in the equity markets as measured by such traditional measures of market valuation as dividend yields, price to book ratios, and dividend yield and bond yield ratios. Depending on the relation between the total return and the Hurdle Rate, shares of the Equity Fund may be automatically exchanged for shares of the Harvest Fund, on the Participant's birthday. When and if the domestic stock market enters into a condition that, in the Adviser's view, is considered to be undervalued, Harvest Fund shares will be exchanged in accordance with the age-based allocation target appropriate for the Participant's age (e.g., Equity Fund/Bond Fund (up to age 60) or Equity Fund/Retirement Income Fund (60 years or over in age)). The test of "reasonable valuation" is based upon market conditions and, as described above, tempered with age-based judgment. There are certain risks inherent in using the Hurdle Rate. An explanation of these risks is provided under the heading "Risk Factors, Additional Investment Information and Derivatives."


                       INVESTMENT OBJECTIVES AND POLICIES

LIFE CYCLE EQUITY FUND(TM)

Investment Objective

         The Equity Fund's investment objective is to maximize investors' total return by investing in a portfolio of common stocks selected from the Standard & Poor's 500 Index (the "S&P 500") on the basis of such stocks' ability to provide capital appreciation and generate dividend income. The investment objective is fundamental to this Portfolio and may not be changed without stockholder approval. There can be no assurance that the Equity Fund's investment objective will be achieved.

         Under normal circumstances, the Portfolio will invest substantially all of its assets (i.e., 90%) in certain of the stocks comprising the S&P 500, that the Adviser believes will allow the portfolio to meet its objectives. Equity securities are selected on their ability to provide capital appreciation and generate dividend income through a quantitative methodology that analyzes an issuer's ability to produce high, stable and growing dividends. This analysis includes the examination of quantitative characteristics including, but not limited to, the debt to equity ratio, the price to book ratio, the price to earnings ratio, the issuer's history of paying growing dividends, the dividend payout ratio and the size of the dividend yield as compared to other dividend-paying stocks within the S&P 500.

Permitted Investments

         The investment policy of the Portfolio will emphasize flexibility in arranging its portfolio, consistent with its investment objective to maximize investors' total return and, under normal circumstances, to invest substantially all of its assets (i.e. 90%) in certain of the stocks comprising the S&P 500.

         The Equity Fund Portfolio is quantitatively managed based on fundamental characteristics of the companies that have issued the securities eligible for purchase by the Portfolio. The Adviser has developed proprietary computer screening methods that screen for fundamental corporate characteristics related to the ability of the portfolio securities to generate capital appreciation and dividend income. The Adviser will consider certain factors in the selection of securities including but not limited to fundamental factors as debt to equity ratios, dividend payout ratios, price to earnings ratios, current dividend yield, historic dividend growth, and price to book ratios. All stocks in the S&P 500 will be screened for fundamental quality and income generation and the Portfolio will be rebalanced periodically in accordance with the results of such screening. The Portfolio Stocks that no longer meet the quality or dividend production criteria established by the Adviser will be sold and replaced with securities that meet the established criteria.

         The Portfolio may also invest in publicly-traded common and preferred stocks not presently included in the S&P 500. While the Portfolio has no present intention of investing any significant portion of its assets in such securities, it reserves the right to invest in such securities if purchase thereof at the time of purchase would not cause more than 10% of the value of its total assets to be invested therein.

         The Portfolio may use certain hedging instruments to try to reduce risks of market fluctuations that affect the value of the securities in the Portfolio. The Portfolio will not invest in such hedging instruments for speculation. See "Risk Factors, Additional Investment Information and Derivatives" herein.

         The Portfolio may invest not more than 10% of its total assets in money market instruments and in investment-grade corporate debt securities and convertible preferred stocks offering a significant opportunity for income. Money market instruments include short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including such obligations subject to repurchase agreements), commercial paper rated in the highest grade by any nationally recognized statistical rating organizations and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In the event that a vendor defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Portfolio might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.


         The Portfolio will not necessarily dispose of any securities that fall below investment-grade (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Fitch Investors Services, Inc., or BBB by Duff & Phelps Credit Rating Co. Rather, the Portfolio, based upon the Adviser's determination, will retain securities that fall below investment-grade so long as such retention is consistent with the Portfolio's investment objective and that such holdings of securities which fall below investment-grade do not exceed 5% of each Portfolio's total assets.


         Portfolio turnover will be influenced by the Portfolio's investment objective, other investment policies, and the need to meet redemptions. While the rate of portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate, it is anticipated that given the Portfolio's investment objective, its annual portfolio turnover should not generally exceed 75%. (A portfolio turnover rate of 75% would occur, for example, if three-fourths of the stocks in the Portfolio were replaced in a period of one year.)

         The Portfolio's investment policies, unlike its investment objective, are not fundamental and may be changed by the Board of Directors without stockholder approval. If a percentage limitation is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's securities will not be considered a violation of the Portfolio's policies or restrictions.


LIFE CYCLE BOND FUND(TM)


Investment Objective

         The Bond Fund's investment objective is to maximize income consistent with the preservation of capital. The Bond Fund intends to achieve its investment objective, with a low risk to capital, by investing in a laddered portfolio of bonds issued and backed by the full faith and credit of the U.S. Government and its agencies and instrumentalities, mortgage-backed securities, and investment-grade debt securities issued by corporations and banks. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in bonds. The Portfolio intends to invest in debt securities with an average maturity between 1 and 10 years. The investment objective is fundamental to this Portfolio and may not be changed without stockholder approval. There can be no assurance that the Bond Fund's investment objective will be achieved.

         At least 50% of the Portfolio will be invested in U.S. Government obligations, commercial paper, negotiable CD's, repurchase agreements, and short-term corporate debt securities. No more than 50% of the Portfolio may be invested in mortgage-backed securities and long-term corporate debt securities. No foreign securities will be purchased by this Portfolio.


LIFE CYCLE RETIREMENT INCOME FUND(TM)


Investment Objective


         The Retirement Income Fund's investment objective is to maximize income consistent with the preservation of capital. The Retirement Income Fund intends to achieve its investment objective, with a moderate risk to capital, by investing in a laddered portfolio of bonds issued and backed by the full faith and credit of the U.S. Government or its agencies and instrumentalities, mortgage-backed securities, and investment-grade debt securities issued by corporations and banks. The Portfolio intends to invest in debt securities with an average maturity between 1 and 12 years. The investment objective is fundamental to this Portfolio and may not be changed without stockholder approval. There can be no assurance that the Retirement Income Fund's investment objective will be achieved.


         At least 75% of the Portfolio will be invested in U.S. Government obligations, commercial paper, negotiable CD's, repurchase agreements, short-term corporate debt securities, mortgage-backed securities, and corporate debt securities, with no less than 25% of the Portfolio invested in direct U.S. Government obligations and its agencies and instrumentalities, backed by the full faith and credit of the United States. In addition, no more than 10% of the Portfolio may be invested in investment-grade debt securities of foreign corporations and direct obligations of foreign nations. Additional information concerning such foreign investments is provided under the heading "Risk Factors, Additional Investment Information and Derivatives."

Permitted Investments For The Bond Fund And The Retirement Income Fund

         U.S. Government Obligations--obligations issued or guaranteed by the U.S. Government or by its agencies and instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. U.S. Government obligations include U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury Notes (maturities of one to ten years) and U.S. Treasury bonds; however, U.S. Treasury Bonds generally have maturities of greater than ten years. For further description of the government obligations in which the Portfolios will invest, see "Risk Factors, Additional Investment Information and Derivatives."

         Commercial Paper and other Corporate Debt Securities--commercial paper and other domestic corporate debt securities, including corporate bonds and variable amount master demand notes. Each Portfolio is permitted to purchase commercial paper, including variable amount master demand notes, if they are rated A-1 by S&P or Prime-1 by Moody's, or if not rated, issued by a corporation having an outstanding unsecured debt issue rating of A or better by either S&P or Moody's. Each Portfolio is permitted to purchase corporate obligations which are rated BBB/Baa or better by either S&P or Moody's. Each Portfolio will not necessarily dispose of a security that falls below investment-grade so long as such holdings of securities which fall below investment-grade do not exceed 5% of each Portfolio's total assets.


         Bank Obligations--certificates of deposit, bankers' acceptances and other obligations (or instruments secured by such obligations) of domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency or the FDIC) and having total assets of over $10 billion.


         Mortgage Pass-Through Securities--includes those issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association ("FNMA") and the Federal Housing Administration ("FHLMCA"). Securities of the GNMA include GNMA Certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the FHLMCA or Farmers' Home Administration or guaranteed by the Veterans Administration. A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Each Portfolio will invest in GNMA certificates only of the "fully modified pass-through" type which are guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. Government.


         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities, due to prepayments of principal by mortgagors and mortgage foreclosures which will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. The occurrence of mortgage prepayments is affected by many factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. At the time principal prepayments or payments upon foreclosure are received by the Portfolio, prevailing interest rates may be higher or lower than the current yield of a Portfolio. Prepayments often occur following a decline in interest rates, in which case reinvestment will take place at a lower interest rate than the rate on the prepaid obligation. Foreclosures impose no risk to principal investment because of the GNMA guarantee; however, inasmuch as foreclosures will involve a repayment of principal to a Portfolio, the Portfolio's yield on its portfolio securities will be affected if reinvestment takes place at a higher or lower interest rate.


         FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FHLMC securities are supported by the instrumentality's limited right to borrow from the United States Treasury, and obligations of the FNMA are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government Agency's, authorities or instrumentalities that are not supported by the full faith and credit of the United States.


         The prices of U.S. Government securities, like conventional bonds, are inversely affected by changes in interest rate levels. A decrease in rates generally produces an increase in the value of the Portfolio's investments, while an increase in rates generally reduces the value of these investments. Investors should be prepared to accept the principal volatility normally associated with investment in longer term fixed income securities and should not rely on either Portfolio for their short-term financial needs. The Portfolios are not intended to be vehicles for trading on short-term swings in the market.

         Planned Amortization Class Mortgaged-Backed Securities--includes certain Collateralized Mortgage Obligations ("CMOs") that are Planned Amortization Class bonds ("PACs"). CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities or pools of whole mortgage loans and are evidenced by a series of bonds issued in multiple classes. PACs are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. Because of these features, PACs generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. However, if the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PACs may be earlier or later than predicted. Additional information concerning PACs is provided in the Statement of Additional Information under the heading "Description of the Fund's Investment Securities and Derivatives."

         Repurchase Agreements--each Portfolio's investment portfolio may include repurchase agreements with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by either Portfolio of an investment contract from a bank or an authorized dealer in U.S. Government securities and is secured by U.S. Government obligations, as defined above (see "U.S. Government Obligations"), whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by each Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by either Portfolio upon their acquisition is accrued daily as interest. The Portfolios require continual maintenance by each Portfolio's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, each Portfolio dealing with such institution will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Portfolio dealing with such institution may be delayed or limited and such Portfolio may incur additional costs. In such case the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. Each Portfolio intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940.


         Reverse Purchase Agreements - Although each Portfolio may enter into reverse repurchase agreements, they currently do not have the intention to enter into such agreements. The Portfolios may each enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them, at an mutually agreed upon date and price. Under generally accepted accounting principles, reverse repurchase agreements are generally regarded as a form of borrowing. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). A Portfolio's ability to enter into reverse repurchase agreements is not limited except by the requirement to maintain assets in segregated accounts. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of their sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Investors should be aware that each Portfolio may enter into reverse repurchase agreements, which may be considered to be a form of borrowing and, therefore, involve the use of leverage. The use of leverage involves special risks in that, while providing increased opportunities of income, the use of leverage also means that any losses will be magnified. The use of reverse repurchase agreements also involves certain fees and costs to the Portfolio.


         Portfolio turnover will be influenced by the Portfolios' investment objectives, other investment policies, and the need to meet redemptions. While the rate of each Portfolio's turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate, it is anticipated that given each Portfolio's investment objective, the annual portfolio turnover rate of each Portfolio should generally not exceed 100%. A 100% turnover rate would occur, for example, if all of the securities in either Portfolio are replaced once within a period of one year. The Portfolios will not normally engage in short-term trading but reserve the right to do so.

         Short-term obligations may be purchased pending investment of proceeds of sales of either Portfolio's shares or portfolio securities, or to maintain liquidity to meet anticipated redemptions.

LIFE CYCLE HARVEST FUND(TM)


Investment Objective

         The Portfolio's investment objective is to earn income consistent with the preservation of capital. The Harvest Fund intends to achieve its investment objective by investing in a laddered portfolio of short-term bonds issued and backed by the full faith and credit of the U.S. Government and its agencies and instrumentalities, negotiable CD's, repurchase agreements, and short-term corporate debt securities. The investment objective is fundamental to this Portfolio and may not be changed without stockholder approval. There can be no assurance that the Harvest Fund's investment objective will be achieved.

         No foreign securities will be purchased for this Portfolio. The weighted average maturity of the Portfolio initially will not exceed 90 days, and the maximum maturity of each security initially will not exceed 13 months.

         Portfolio turnover will be influenced by the Portfolio's investment objective, other investment policies, and the need to meet redemptions. While the rate of portfolio turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate, it is anticipated that given the Portfolio's investment objective, its annual portfolio turnover rate should generally not exceed 500%. A 500% turnover rate would occur, for example, if all of the securities in the Portfolio are replaced five times within a period of one year. The relatively high turnover rate is primarily a result of the short-term maturities of the securities in the Portfolio and not of excessive trading in the Portfolio. The high rate of portfolio turnover should not result in correspondingly high brokerage expenses for the Portfolio because usually such transactions are principal transactions conducted on a net basis with no brokerage costs being paid by the Portfolio. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

Permitted Investments

         U.S. Government Obligations--obligations issued or guaranteed by the U.S. Government or by its agencies and instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. U.S. Government obligations include U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), and U.S. Treasury Notes (maturities of one to ten years). For further description of the government obligations in which the Portfolio will invest, see "Risk Factors, Additional Investment Information and Derivatives."

         Commercial Paper and other Short-Term Corporate Obligations--commercial paper and other short-term domestic corporate obligations, including corporate bonds, variable amount master demand notes. The Portfolio is permitted to purchase commercial paper, including variable amount master demand notes, if they are rated A or better by S&P or P-1 or better by Moody's, and short-term domestic corporate obligations, if they are rated A or better by S&P or A or VMIG-1 or better by Moody's.

         Bank Obligations--certificates of deposit, bankers' acceptances and other obligations (or instruments secured by such obligations) of domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency or the FDIC) and having total assets of over $10 billion.


         RISK FACTORS, ADDITIONAL INVESTMENT INFORMATION AND DERIVATIVES

         When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a "when-issued" or "delayed delivery" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The securities are subject to market fluctuation during this period and no interest accrues to a Portfolio until settlement. The use of when-issued transactions enables the Portfolios to hedge against an anticipated decline in interest rates and increase in prices. However, if the Adviser was to forecast incorrectly the direction of interest rate movement, a Portfolio might be required to complete a when-issued transaction at a price less than the current market price. Each Portfolio maintains with The Bank of New York (the "Custodian") a separate account with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments. No when-issued commitments will be made if, as a result, more than 20% of the value of each Portfolio's total assets would be committed to such transactions. See "Description of the Fund's Investment Securities and Derivatives" in the Statement of Additional Information.


         Lending of Securities. Each Portfolio may lend its portfolio securities to qualified institutions as determined by the Adviser. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. By lending its portfolio securities, each Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio in such transaction. No Portfolio will lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of that particular Portfolio's total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

         Foreign Investment Information for the Retirement Income Fund. The Retirement Income Fund may invest in direct obligations of foreign nations and investment-grade foreign corporate debt securities which are U.S. dollar denominated. Investments in the securities of foreign issuers will be limited to industrialized countries with stable economies and established markets including, but not limited to, England, Germany, France, Canada and Australia. Investment in direct obligations of foreign nations and investment grade foreign corporate debt securities involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to these securities and they may not generally be subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic issuers. Additional risks include future political and economic developments; the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits; and the possible adoption of foreign governmental restrictions such as exchange controls.


         Hedging for the Equity Fund. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Equity Fund is permitted to enter into the transactions more fully described in the Statement of Additional Information solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. THE TRANSACTIONS MUST BE APPROPRIATE TO REDUCTION OF RISK; THEY CANNOT BE FOR SPECULATION. In particular, the Equity Fund may write covered call options on securities or stock indices. By writing call options, the Equity Fund limits its profit to the amount of the premium received. By writing a covered call option, the Equity Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Equity Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets. See "Description of the Fund's Investment Securities and Derivatives" in the Statement of Additional Information.

         To the extent the Portfolio uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Portfolio may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Portfolio, the Adviser will attempt to create a very closely correlated hedge.

Brokerage And Execution Policies

         The Adviser is responsible for the selection of broker-dealers and the negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.


                     LIFE CYCLE PROGRAM RISK CONSIDERATIONS

Age-Based Allocation Methodology

         The Life Cycle Program is an age-based allocation methodology. The Adviser will utilize the Life Cycle Program for allocating Participants' assets among the Portfolios. As a result of the strict application of the age-based allocation, Participants are subject to risks associated with market movements. Allocation among the Portfolios will be made on each Participant's birthday or, if that birthday does not fall on a business day, then on the first business day following each Participant's birthday, without regard to market movements. Because the Life Cycle Program predetermines each Participant's allocation among the Portfolios and a Participant's assets are automatically allocated on each of their birthdays, each Participant will experience a different return on his or her investment due to the different dates on which a Participant's assets are allocated among the Portfolios. Thus, Participants may have shares allocated to a Portfolio prior to or subsequent to changes in the valuation of the securities held by that Portfolio. For example, a Participant may remain invested in a Portfolio that is in a downward cycle, may be divested from a Portfolio that is about to enter an upward movement, or may be exchanged into a Portfolio subsequent to an upward market movement or prior to a downward cycle. The Adviser believes that there are long-term benefits for Participants which outweigh the risks related to market fluctuations.

Hurdle Rate

         Participants whose assets are allocated pursuant to the Hurdle Rate are subject to certain risks. As a result of the strict application of the Hurdle Rate, Participants are subject to risks associated with market movements. Because the Hurdle Rate predetermines rates of return upon which a Participant's incremental asset allocation among the Portfolios will be changed, each Participant will experience a different rate of return on his or her investment due to the date on which the rate of return is calculated and compared to the Hurdle Rate. Participants are also subject to the risk of (i) being divested from a Portfolio prior to an upward market movement or (ii) exchanging into a Portfolio subsequent to an upward market movement or prior to a downward market movement.

Purchase Of Shares

         The purchase of shares in the Portfolios under the age-based allocation methodology offered by the Life Cycle Program must be made through the purchase of shares in the Harvest Fund. While invested in the Harvest Fund, Participants' shares are credited with income. Due to weekends, holidays, or order entry problems and delays, Participants may experience a delay of up to four business days in getting their investment allocated from the Harvest Fund into the other Portfolios. This potential delay subjects Participants to risks associated with market movements. As a result of potential delay, Participants may be exchanged into a Portfolio subsequent to an upward movement or prior to a downward cycle.

Exchange Of Shares

         An exchange of shares between any Portfolios resulting from any change in an investment or any reallocation pursuant to the Life Cycle Program or the Hurdle Rate will be treated, for federal income tax purposes, as a redemption of shares in one Portfolio and the purchase of shares in another Portfolio. For investors not holding their shares in a tax deferred retirement account the redemption of shares may result in the investor recognizing taxable income or a tax loss, even though the investor does not derive any cash proceeds from the transaction. If the shares that are redeemed have been held by the investor for more or less than one year, the investor will generally realize a long-term or short-term capital gain or loss upon a redemption, as the case may be. The investor will take a tax basis in the shares that are acquired equal to the investor's cost of those shares, which will generally equal the amount realized by the investor upon the redemption. Investors should consult their tax advisors about the federal, state and local tax consequences of an exchange of shares.


                            INVESTMENT RESTRICTIONS

         As a diversified investment company, 75% of the assets of each of the Portfolios is subject to the following limitations: (a) each Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government and its agencies and instrumentalities, and (b) each Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

         Each Portfolio also operates under certain investment restrictions which are deemed fundamental policies of the Portfolio and also may be changed only with the approval of the holders of a majority of a Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, none of the Portfolios may (except where specified):

                  (i) invest more than 15% of the market value of the Fund's net assets in illiquid investments including foreign securities and bank participation interests for which a readily available market does not exist;

                  (ii)  purchase securities on margin or borrow money, except
                        (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of that Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

                  (iii) purchase securities while borrowings exceed 5% of its total assets;

                  (iv) mortgage, pledge or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of net assets; or

                  (v) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions.

         For a more detailed discussion of investment restrictions, see "Description of the Fund's Investment Securities and Derivatives" in the Statement of Additional Information.

                                   MANAGEMENT

         Adviser. Benson White & Company, a registered investment adviser, is a Delaware corporation founded by Clay B. Mansfield and Timothy W. Cunningham, with offices located at 656 East Swedesford Road, Suite 322, Wayne, Pennsylvania 19087. Benson White & Company has been retained by the Board of Directors as the investment adviser for each Portfolio pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Portfolio. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Adviser makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Adviser is also responsible for the management and implementation of the Life Cycle Program.

         The Adviser also provides supervisory personnel who are responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities and services relating to such functions. However, the Administrator provides personnel to perform the operational components of such services.


         Messrs. Mansfield and Cunningham are principally engaged in the management of the affairs of Benson White & Company and serve as portfolio managers and Directors of the Fund. Mr. Mansfield is a former Executive Secretary of the Pennsylvania School District Liquid Asset Fund which represented approximately $2 billion of short-term assets invested on behalf of the Pennsylvania School districts, and former Chief Investment Officer of the Pennsylvania Public School Employees' Retirement System where he was responsible for the direct management of over $1 billion in assets and supervised numerous asset managers of over $16 billion in equities, fixed income, real estate and venture capital. He is the Chairman of the Board, Treasurer and a Director of the Fund. He is also the Chairman of the Board and the Chief Investment Officer of the Adviser. Mr. Cunningham previously co-founded a group of private investment partnerships with an aggregate of $25 million under management. He also founded and was President of a specialty pension fund consulting company, Springhouse Associates, Inc., that provided advisory services in connection with approximately $650 million of pension fund assets. He is the President and Chief Executive Officer of the Fund and serves as a Director to the Adviser.


         Messrs. Mansfield and Cunningham are co-authors of the book Pension
Funds: A Commonsense Guide to a Common Goal, and the book Pay Yourself First: A Commonsense Guide to Life Cycle Retirement Investing. Mr. Mansfield is a graduate of Bucknell University. Mr. Cunningham earned a Master of International Management Degree from the American Graduate School of International Management in Glendale, Arizona and a Bachelor of Arts Degree from Williams College in Williamstown, Massachusetts.

         The Adviser provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates. Due to the services performed on its behalf by the Adviser and the Administrator, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officers of the Fund. The Fund's Annual Report will contain information regarding the performance of each Portfolio and, when available, will be provided without charge, upon request.

         Adviser's Fees. Pursuant to the terms of an Investment Advisory Agreement, each Portfolio will pay monthly advisory fees equal to 0.75% of such Portfolio's average daily net asset per annum. This fee is higher than the fee paid by most other mutual funds because of the provision of the other services offered through the Life Cycle Program. Such other services include individualized age-based annual asset allocation, the application of hurdle rate risk management, and preparation and annual dissemination of an individualized Life Cycle Program participant account statement. Because the advisory fees paid by the Portfolios compensate the Adviser both for the provision of portfolio investment advisory services as well as the provision of such asset allocation services to the Life Cycle Program, investors in the Portfolios not participating in the Life Cycle Program will be paying fees higher than those charged by comparable funds that do not offer these benefits and whose investment advisory fees relate solely to the provision of portfolio investment management services. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser reserves the right to assess an administrative account charge in connection with the Life Cycle Program participants. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of the Portfolio and of increasing yield to investors in that Portfolio. See "Expense Limitation" in the Statement of Additional Information.


         Administrator. The Administrator for the Fund is Furman Selz LLC (the "Administrator"), which has its principal office at 230 Park Avenue, New York, New York 10169, and is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. The Administrator also serves as administrator and distributor of other mutual funds. On June 28, 1996 the Administrator and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides for the Administrator to transfer its mutual fund business to BISYS. This transaction is expected to close on or about October 15, 1996. BISYS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on August 29, 1996, the Directors reviewed and approved a new Administration Agreement and Distribution Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, a new Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. These new agreements are expected to take effect late in 1996 at which time the BISYS Companies will commence providing the services previously provided by Furman Selz LLC. The portfolios may invest in these funds or in any other fund which may be affiliated with the Administrator.


         Pursuant to an Administrative Services Agreement with the Fund, on behalf of each of the Portfolios, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Adviser and the Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Adviser or the Administrator or their affiliates.

         Each of the Investment Advisory Agreements and the Administrative Services Agreement is terminable by the Board of Directors of the Fund, the Adviser or the Administrator, respectively, on sixty days' written notice and terminate automatically in the event of an "assignment" as defined by the 1940 Act. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Administrator's Fees. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator an annual fee paid monthly equal to 0.20% of the Fund's aggregate average daily net assets up to $100 million, 0.15% of the Fund's aggregate average daily net assets between $100 and $400 million, and 0.10% of the Fund's aggregate average daily net assets over $500 million. The Administrator also provides the Fund with all accounting related services. The Fund pays the Administrator $30,000 per Portfolio per year plus out-of-pocket expenses for such services. The minimum fee for all services provided by the Administrator, in the aggregate, is $250,000 per year. For additional information, see "Custodian, Transfer Agent and Dividend Agent."

         Expenses. Each Portfolio is responsible for payment of its expenses, including the following expenses, without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Adviser, the Administrator or their affiliates; costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing investors and of printing investor application forms for investor accounts. The Distributor pays the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. See "Management of Fund" in the Statement of Additional Information. The Adviser and the Administrator have each agreed to a reduction in the amounts payable to it and to reimburse each Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.


         Distributor. Life Cycle Mutual Funds Distributors, Inc. serves as distributor (the "Distributor") of the shares of the Fund and is an affiliate of the Administrator. The Distributor pays the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. See "Management of Fund" in the Statement of Additional Information. For information concerning changes to the Administrator, see "Administrator" in the Prospectus and Statement of Additional Information.


                               PURCHASE OF SHARES

Opening A New Life Cycle Mutual Funds Account
For Participant in the Life Cycle Program.

By Check

1. Complete the application form and sign the Exchange Agreement. Make sure to include your birthdate.

2. Make check payable to Life Cycle Mutual Funds, Inc. (Initial purchases are subject to a $2,000 minimum investment to participate in the Life Cycle Program.)


3. Deliver the completed application, signed Exchange Agreement and check to your registered representative or selling broker, or mail it directly to the Fund.

By Check Effective Novemeber 18, 1996

1. Please mail directly to Life Cycle Mutual Funds, Inc., P.O. Box 182490, Columbus, OH 43218-2490, together with the completed application form and signed Exchange Agreement.

2. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days after purchase.

3.  No third party or foreign checks are accepted.

4.  No Share Certificates will be issued.


By Wire

1. Obtain an account number by contacting your registered representative or selling broker, or by calling 1-800-266-5240

2.  Instruct your bank to wire funds to:    Investors Fiduciary Trust Company
                                            Kansas City, MO 64105
                                            ABA# 1010-0362-1

                                     Account # 751-3003
                                     Further Credit to: Life Cycle Harvest Fund
                                     Your Account Number XXX-XXXX
                                     Name(s) under which account is registered.

3. Complete the application form and sign the Exchange Agreement. Make sure to include your birthdate.

4. Deliver the completed application, signed Exchange Agreement and check to your registered representative or selling broker, or mail it directly to the Fund.




By Wire Effective November 18, 1996

Please call 1-800-266-5240 for wiring instructions. A completed application and Exchange Agreement must be delivered to the Fund in advance of the wire at Life Cycle Mutual Funds, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219-8021. Notification must be given to the Fund at 1-800-266-5240 prior to 4:00 p.m. Eastern Standard Time of the wire date.

Opening A New Life Cycle Mutual Funds Account
For Non-Participant in the Life Cycle Program.


By Check

1. Complete the application form (Do not sign Exchange Agreement) and indicate in which Portfolio you wish to invest.

2. Make check payable to Life Cycle Mutual Funds, Inc. (Initial purchases are subject to a $5,000 per Portfolio minimum initial investment.)


3. Deliver the completed application form to your registered representative or selling broker, or mail it directly to the Fund.

By Check Effective November 18, 1996

1. Please mail directly to Life Cycle Mutual Fund, Inc., P.O. Box 18240, Columbus, OH 43218-2490, together with the completed application form.



2. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected which may take up to fifteen days after purchase.

By Wire

1. Obtain an account number by contacting your registered representative or selling broker, or by calling 1-800-266-5240.


2.  Instruct your bank to wire funds to:    Investors Fiduciary Trust Company
                                            Kansas City, MO 64105
                                            ABA# 1010-0362-1
                                            Account # 751-3003
                                            Further Credit to: The Name of the
                                            Portfolio You Wish to Purchase
                                            Your Account Number XXX-XXXX
                                            Name(s) under which account is
                                            registered.

3.  Complete the application form.

4. Deliver the completed application form to your registered representative or selling broker, or mail it directly to the Fund.

By Wire Effective November 18, 1996

Please call 1-800-266-5240 for wiring instructions. A completed account application must be delivered to the Fund in advance of the wire at Life Cycle Mutual Funds, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219-8021. Notification must be given to the Fund at 1-800-266-5240 prior to 4:00 p.m. Eastern Standard Time of the wire date.


Purchase Of Additional Shares In A Life Cycle Mutual Funds Account For Participant in the Life Cycle Program.

By Check

1. If available, fill out an additional purchase form included with your Account Statement and fill in the dollar amount of the purchase and the account number.

2. Make check payable to Life Cycle Mutual Funds, Inc. (There is a minimum $250 purchase for additional investments into an existing Life Cycle account.)


3. Deliver the check to your registered representative or selling broker, or mail it directly to the Fund.

By Check Effective November 18, 1996

Please mail directly to Life Cycle Mutual Funds, Inc., P.O. Box 182490, Columbus, OH 43218-2490.


By Wire

1.  Instruct your bank to wire funds to:    Investors Fiduciary Trust Company
                                            Kansas City, MO 64105
                                            ABA# 1010-0362-1
                                            Account # 751-3003
                                            Further Credit to: Life Cycle
                                            Harvest Fund
                                            Your Account Number XXX-XXXX
                                            Name(s) under which account is
                                            registered.


By Wire Effective November 18, 196

Please call 1-800-266-5240 for wiring instructions. Notification must be given to the Fund at 1-800-266-5240 prior to 4:00 p.m. Eastern Standard Time of the wire date.


Purchase Of Additional Shares In A Life Cycle Mutual Funds Account For Non-Participant in the Life Cycle Program.

By Check

1. If available, fill out an additional purchase form included with your Account Statement and fill in the dollar amount of the purchase and the account number.

2. Make check payable to Life Cycle Mutual Funds, Inc. (There is a minimum $1,000 purchase for additional investments into any Portfolio for shareholders who are not participants in the Life Cycle Program.)


3. Deliver the check to your registered representative or selling broker, or mail it directly to the Fund.

By Check Effective November 18, 1996

Please mail directly to Life Cycle Mutual Funds, Inc., P.O. Box 182490, Columbus, OH 43218-2490.

By Wire

1.  Instruct your bank to wire funds to:    Investors Fiduciary Trust Company
                                            Kansas City, MO 64105
                                            ABA# 1010-0362-1
                                            Account # 751-3003
                                            Further Credit to: The Name of the
                                            Portfolio You Wish to Purchase
                                            Your Account Number XXX-XXXX
                                            Name(s) under which account is
                                            registered.

By Wire Effective November 18, 1996

Please call 1-800-266-5240 for wiring instructions. Notification must be given to the Fund at 1-800-266-5240 prior to 4:00 p.m. Eastern Standard Time of the wire date



         Life Cycle Mutual Funds Distributors, Inc. serves as the exclusive distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Portfolios of the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


         The Life Cycle Program requires a minimum initial investment of $2,000 per investor participating in the Life Cycle Program, and $5,000 or more for an investor not participating in the Life Cycle Program. Additionally, a minimum of $250 is required for each subsequent investment for investors participating in the Life Cycle Program, while a minimum of $1,000 is required for each subsequent investment for investors not participating in the Life Cycle Program. Investors not participating in the Life Cycle Program have the flexibility to allocate their investment among the four Portfolios at their discretion provided that they maintain at least a $5,000 balance in any portfolio in which they are invested. Any exchanges among the Portfolios by investors not participating in the Life Cycle Program in excess of twice per calendar year will entail an exchange fee of $25 per exchange.


         The price paid for shares of each Portfolio is the public offering price, that is, the next determined net asset value of the shares after the order is placed plus the applicable sales charge. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor. Shares of each Portfolio are sold on a continuous basis with a front-end sales charge of 5.25% of the net asset value per share. Volume discounts are provided for both initial purchases of the Fund's shares, as well as for additional purchases of the Fund's shares. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for the shares of its Portfolios. In addition, the Fund does not issue certificates. The Fund does not accept third party or foreign checks.


         An investor who wishes to purchase shares of the Fund pursuant to the Life Cycle Program must provide their birthdate on the application. In addition, investors participating in the asset allocation program must complete and execute the Exchange Agreement. If an investor does not provide their birthdate on the application or fails to provide an executed draft of the Exchange Agreement with the application, the purchase will not be accepted and the investment will be delayed. This delay may affect the price paid for shares dependent upon market movements.

         PURCHASE OF SHARES IN THE PORTFOLIOS UNDER THE AGE-BASED ALLOCATION METHODOLOGY OFFERED BY THE LIFE CYCLE PROGRAM WILL BE MADE THROUGH AN INITIAL PURCHASE OF SHARES IN THE HARVEST FUND. These monies are invested, for a period not to exceed four business days, in the Harvest Fund. While invested in the Harvest Fund, investors' shares are credited with income. The Harvest Fund shares are then exchanged for the age-based allocated number of shares in two of the other three Portfolios. Due to weekends, holidays, or order entry problems and delays, investors may experience a delay of up to four business days in getting their investment allocated into the Life Cycle Program. This potential delay may have its own risks, depending on market movements.

         The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

         As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

         Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with Life Cycle Mutual Funds Distributors, Inc. by telephone at 1-800-266-5240.

                     REDUCTION OR ELIMINATION OF SALES LOADS

         Volume Discounts. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all share purchases of any of the Portfolios of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the sales load schedule provided below.


                           Sales            Charge as a % of           Dealer Discount as a %
Amount of Purchase         Charge           Net Amount Invested        of Offering Price
------------------         ------           -------------------        -----------------
$2,000 to $49,999          5.25%            5.54%                      4.50%
$50,000 to $99,999         4.75%            4.99%                      4.00%
$100,000 to $249,999       3.75%            3.89%                      3.25%
$250,000 to $499,999       2.75%            2.83%                      2.25%
$500,000 to $999,999       2.50%            2.56%                      2.00%
$1 million and over        0.75%            0.76%                      0.50%


         Letter Of Intent. Any investor may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of shares totaling a specified amount of all the Portfolios of the Fund on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

         Purchases At Net Value. There is no initial sales charge for "Qualified Persons". Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor. Further, there will be no initial sales charge for shares purchased on behalf of clients of financial intermediaries holding such shares in fee-based asset management accounts.


         Participants in corporate retirement plans established pursuant to
Section 401(k) or Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other qualified deferred compensation or retirement plan (other than those plans established pursuant to Section 403(b)), which have more than 100 participants and which have aggregate assets in excess of $1 million, will not be subject to a sales charge.

         Participants in corporate retirement plans established pursuant to
Section 401(k) or Section 457 of the Code or any other qualified deferred compensation or retirement plan, other than a plan for a self-employed person, are not subject to any minimum initial investment or subsequent investment for the Fund, whether or not they are participating in the Life Cycle Program.



                              REDEMPTION OF SHARES

         Participants in the Life Cycle Program should understand that partial redemptions made from their share holdings in any Portfolio will result in a re-allocation of the remaining shares held in all Portfolios into the age-based allocations established for their age. This re-allocation will usually take place within four days of any such partial redemption.

Redemption of Shares Held In a Tax-Deferred Retirement Account

By Mail

Any or all of the shares held in a tax-deferred retirement account (e.g. IRA, Keogh, 401(k)) may be redeemed by notifying the Fund in writing or by contacting your registered representative or selling broker and instructing him or her to redeem shares on your behalf. Your broker may charge you for this service. You may also select to notify the Fund of your intention to participate in the Automatic Redemption Plan (see "Automatic Redemption Plan").

The request for redemption of your shares held in a tax-qualified retirement account made by sending a letter to the Fund must include the following information: your account number, your Social Security number, the amount you wish to redeem, and the signature of all registered owners. A signature guarantee may be required.

Direct transfer of funds resulting from a redemption of shares in the Fund from one tax-qualified retirement account to another tax-qualified retirement account can be made by instructing the Fund in writing at the time of your redemption request.


By Mail Effective November 18, 1996

Redemption requests should be sent to Life Cycle Mutual Funds, Inc., P.O. Box 182490, Columbus, OH 43218-2490.

Please be aware that if share redemptions from the Portfolios represent withdrawals from a qualified tax-deferred retirement account, then such redemptions may result in penalties and withholdings if not carried out in accordance with applicable law. Consult your tax adviser for additional information concerning these redemptions. Redemption of Shares Not Held In a Tax-Deferred Retirement Account


By Mail

Any or all of an investor's shares may be redeemed by notifying the Fund in writing or by contacting your registered representative or selling broker and instructing him or her to redeem shares on your behalf. Your broker may charge you for this service. You may also select to notify the Fund of your intention to participate in the Automatic Redemption Plan (see "Automatic Redemption Plan").

The request for redemption of your shares made by sending a letter to the Fund must include the following information: your account number, your Social Security number, the amount you wish to redeem, and the signature of all registered owners. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required for redemptions of $25,000 or more, to enable the Fund's Distributor to verify the identity of the person who has authorized a redemption from an account. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-800-266-5240 for further details.


By Mail Effective November 18, 1996

Redemption requests should be sent to Life Cycle Mutual Funds, Inc., P.O. Box 182490, Columbus, OH 43218-2490.




By Telephone

         You may redeem your shares by telephone by calling the Fund toll free at (800) 266-5240. You should be prepared to give the telephone representative the following information:

1. Your account number.

2. Your Social Security number.

3. The amount you wish to redeem.

         Investors participating in the Life Cycle Program may redeem shares, in whole or in part, at any time, without cost, subject to the minimum balance requirement of $2,000. Investors who are not participating in the Life Cycle Program must maintain a share balance equal to at least $5,000 in any Portfolio in which they wish to continue to invest. The Fund executes redemption requests at the next determined net asset value per share after the order is placed. See "Net Asset Value." The Fund reserves the right to satisfy redemption requests in cash or in securities of the Portfolio whose shares are being redeemed. During a period of dramatic economic or market change, increased volume may make the telephone redemption option difficult to implement. Investors unable to reach the Fund by telephone may wish to seek alternate means of communication, such as courier. The Fund will employ procedures to confirm that telephone or telecopy redemption instructions are genuine, and will require that investors electing such option provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy redemptions based upon unauthorized or fraudulent instructions.

         Automatic Redemption Plan. The Automatic Redemption Plan provides shareholders with a consistent monthly payment through redemption of a set dollar amount on a monthly, quarterly, semi-annual, or annual basis. A shareholder owning shares in the Portfolios whose value is $10,000 or more may elect to have withdrawals of $100 or more made automatically each month. A sufficient number of full and fractional shares will be redeemed so that the designated automatic redemption is effected.

         The Fund does not recommend a specific monthly amount, as each shareholder's situation and needs vary. For Participants, the amount selected will be withdrawn first from the shares in the Harvest Fund, if any, and then pro-rata from the remaining two Portfolios based upon the age-based asset allocation then applicable to the shareholder. The Automatic Redemption Plan is only available to those shareholders who request it in writing. Automatic Redemption Plan request forms are available from the Distributor, or through an authorized registered representative. All Automatic Redemptions will be made in the form of a check sent by mail to the investor.

         The Automatic Redemption Plan should be used in conjunction with the distribution options, which are described in "Choosing a Distribution Option" herein. Typically, a retired shareholder will select the Automatic Reinvestment Option and then use the Automatic Withdrawal Plan to set a level amount to be sent each month. The shareholder should realize that this method may deplete the account over time, especially if net investment income is insufficient to meet the planned withdrawal. Therefore, the shareholder should give careful consideration to all aspects of his or her situation before using this method of withdrawal.

         Optional Redemption by the Fund. Investors participating in the Life Cycle Program shall maintain a balance of at least $2,000 in the Fund. Investors not participating in the Life Cycle Program shall maintain a balance of at least $5,000 for each Portfolio in which they are invested. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a completed account application with a certified Taxpayer Identification Number has not been received. See "Taxes." In addition, if a customer sends a check for the purchase of Fund shares, and those shares are redeemed before the check has cleared, the transmittal of redemption proceeds may be delayed until 15 days after the check used to purchase the shares has been deposited by the Fund.


         Redemption of shares by telephone will be suspended for a period of 10 days following a telephone change of address. In addition, Signature Guarantee is required when changing or adding payment instructions after an account has been established.


         Each of the Portfolios of the Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the Investment Company Act of 1940 may permit.


                               EXCHANGE OF SHARES


         An investor who is not participating in the Life Cycle Program may, without cost, exchange shares on any two occasions during any single calendar year, from any of the Portfolios of the Fund into any other Portfolio of the Fund, subject to the $5,000 minimum investment requirement per Portfolio. Exchanges among the Portfolios in excess of twice per calendar year will incur a fee of $25 per exchange. See "Purchase of Shares." Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a investor may realize a taxable gain or loss. Investors should contact their tax advisers if they have questions. See "Purchase of Shares" and "Redemption of Shares." Effective November 18, 1996, future exchanges of shares by telephone will be suspended for a period of 10 days following a telephone change of address.



                           DIVIDENDS AND DISTRIBUTIONS

         At least 90% of each Portfolio's net investment income, except for the Equity Fund, will be declared as dividends and paid monthly. At least 90% of the net investment income of the Equity Fund will be declared as dividends and paid quarterly. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for the Portfolios, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration.

         Dividends of each Portfolio are automatically reinvested in additional Portfolio shares in accordance with the asset allocation program unless the investor has elected to have them paid in cash.

         The net investment income of each Portfolio for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Portfolio earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

         Choosing A Distribution Option. Distribution of dividends from the Portfolios may be made in accordance with several options. Cash distribution of dividends paid on shares held in a qualified tax-deferred retirement plan may be subject to tax penalties and withholdings, depending on the circumstances of the individual shareholder. Shareholders should consult their tax advisors for additional information concerning the tax consequences of cash distribution from their retirement accounts.

A shareholder may select one of three distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional Portfolio shares unless the investor has elected one of the other two options.

2. Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. All Cash Option. Both dividend and capital gains distributions will be paid in cash.


    Effective November 18, 1996, a Signature Guarantee is required when changing dividend options from reinvestment to cash. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.



                                 NET ASSET VALUE

         Net asset value per share for each Portfolio is determined by subtracting from the value of each Portfolio's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


         Each Portfolio computes its net asset value once daily on Monday through Friday, at 4:00 p.m. Eastern Standard Time, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.



                          DISTRIBUTION AND SERVICE PLAN

         The Fund, on behalf of each of the Portfolios, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.75% per annum of such Portfolio's average daily net assets. Pursuant to the Plan, each Portfolio entered into a Distribution Agreement with the Distributor and each Portfolio also entered into a Shareholder Servicing Agreement with the Adviser. For its services under the Distribution Agreement, the Distributor will receive compensatory payments from each Portfolio of 0.50% per annum of the average daily net assets of each Portfolio to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer") for providing distribution assistance and to be used to provide distribution assistance and promotional support to the Fund. For its service under the Shareholder Servicing Agreement, the Adviser will receive a service fee from each Portfolio equal to .25% per annum of each Portfolio's average daily net assets to compensate it for providing shareholder services to Fund shareholders and compensate parties with which it has written agreements and whose clients are Fund shareholder for providing servicing to their clients ("Shareholder Servicing").

         Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Portfolio may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Portfolios) monthly and year-end statements and confirmations of purchases and redemptions, as required by Rule 10b-10 under the Securities Exchange Act of 1934; transmit, on behalf of each Portfolio, proxy statements, annual reports, updating prospectuses and other communications from each Portfolio to shareholders; receive, tabulate and transmit to the each Portfolio, proxies executed by shareholders with respect to meeting of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

         The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales changes and past profits for the following purposes:
(i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of each Portfolio; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Portfolio's shares;
(iii) to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. Further, it provides that the Adviser may use its service fee for the purposes enumerated in (i) above. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker-Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Portfolio is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

         Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Portfolio directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Portfolio directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in the Portfolio directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to each Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of a Portfolio, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker- Dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


                       YIELD AND TOTAL RETURN INFORMATION

         Each Portfolio may, from time to time, include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. The "yield" refers to income generated by an investment in a Portfolio over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of a Portfolio is required to be included in any advertisement containing the yield of the Portfolio. Total return is the average annual total return for the period which began at the inception of the Portfolio and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate total return, see the Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns.


                           DESCRIPTION OF COMMON STOCK

         The Fund was incorporated in Maryland on June 23, 1995. The authorized capital stock of the Fund consists of 20 billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series, one for each of the Portfolios. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.


                                      TAXES

         Each Portfolio has qualified and intends to continue to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. As a regulated investment company, each Portfolio is not subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its investors, provided that at least 90% of its investment company taxable income and at least 90% of its tax-exempt net interest income for the taxable year is distributed. Each Portfolio's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income and tax-exempt net interest income. Each Portfolio will be treated as a separate corporation and generally will have to comply with the qualification and other requirements applicable to regulated investment companies without regard to other Portfolios. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to it at corporate rates and no distribution will be deductible.


         The Fund has adopted a policy of declaring dividends monthly, except for the Equity Fund, which declares dividends quarterly, in an amount based on its net investment income. The amount of each dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividend distributions generally will be made on the twentieth day of each month. Dividends paid from taxable income and distributions of any realized short-term capital gains are taxable to investors as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made annually to meet applicable distribution and excise tax requirements. Investors in each Portfolio will automatically have them reinvested in additional shares of the Portfolio or can elect to receive such distribution in cash. An exchange of shares between Portfolios will be treated, for federal income tax purposes, as a redemption of shares in one Portfolio and the purchase of shares in another Portfolio. The redemption of shares may result in the investor recognizing taxable income or a tax loss, even though the investor does not derive any cash proceeds from the transaction. If the shares that are redeemed have been held by the investor for more than one year, the investor will generally realize a long-term capital gain or loss upon a redemption. The investor will take a tax basis in the shares that are acquired equal to the investor's cost of those shares, which will generally equal the amount realized by the investor upon the redemption.


         While shares of each Portfolio are sold primarily to investors through their qualified retirement plan accounts (e.g., 401(k), Keogh and IRA accounts), the Adviser has reserved the right to accept subscriptions for Fund shares from individuals outside these tax-deferred accounts.

         If a Portfolio acquires debt instruments that were originally issued at a discount, e.g., zero coupon bonds, it will be required to include annually in gross income a portion of the "original issue discount" that accrues over the term of the obligation regardless of whether the income is received by the Portfolio, and to make distributions accordingly. To insure that each Portfolio has sufficient cash to meet this distribution requirement, the Portfolio may borrow funds on a short-term basis or sell certain investments. Since a substantial percentage of each Portfolio's dividends are expected to be reinvested and dividends that are declared and automatically reinvested satisfy the distribution requirement, each Portfolio expects to satisfy the distribution requirement even if it owns obligations with original issue discount. Investors will realize taxable income on the automatic reinvestment of dividends that are attributable to original issue discount on taxable obligations.

         Each Portfolio is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to investors in addition to the proceeds from the redemption of Portfolio shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

         The Code imposes a nondeductible 4% excise tax on a Portfolio unless it meets certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not have any material impact on a Portfolio.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that any Portfolio will qualify to elect to pass through to its investors the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

         For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time investors have owned their shares. The Tax Reform Act of 1986 eliminated the preferential treatment previously available for net capital gains. However, the Revenue Reconciliation Act of 1990 restored, in limited circumstances, a preferential tax rate for net capital gains. Distributions attributable to short-term capital gains are taxable as ordinary income. Generally, on the sale or exchange of obligations held for more than one year, gain realized by a Portfolio that is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after a Portfolio taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

         All taxable dividends from investment company taxable income are taxable as ordinary income.

         The federal, state and local income tax rules that apply to each Portfolio and its investors have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse effect on a Portfolio and its investors for federal and/or state and local income tax purposes. Investors in the Portfolios should consult their tax advisors about the federal, state and local tax consequences of an investment in each Portfolio in light of their own individual circumstances.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


         The Bank of New York serves as custodian (the "Custodian") for each Portfolio's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Furman Selz LLC, the Fund's Administrator, also acts as each Portfolio's transfer and dividend agent. The Fund pays the Administrator $15 per year per account, plus out-of-pocket expenses, for such services. Effective November 18, 1996, the Fund's Transfer Agent will become BISYS Fund Services, Inc.



                        COUNSEL AND INDEPENDENT AUDITORS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103, independent certified public accountants, have been selected as auditors for the Fund.

                        LIFE CYCLE MUTUAL FUNDS(TM), INC.










                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                October 11, 1996















This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated October 11, 1996 (the "Prospectus"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Fund's distributor, Life Cycle Mutual Funds Distributors, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169 or by calling (800) 266-5240. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                     Page
                                                    -----
THE FUND                                                 1
INVESTMENT OBJECTIVES,
 POLICIES AND RESTRICTIONS                               1
 Life Cycle Equity Fund(TM)                              1
 Life Cycle Bond Fund(TM)                                1
 Life Cycle Retirement Income Fund(TM)                   2
 Life Cycle Harvest Fund(TM)                             2
DESCRIPTION OF THE FUND'S
 INVESTMENT SECURITIES AND
 DERIVATIVES                                             2
 U.S. Government Obligations                             2
 Mortgage-Backed Securities                              2
 When-Issued Securities                                  5
 Repurchase Agreements                                   5
 Variable-Amount Master Demand Notes                     6
 Bank Obligations, Certificates of
  Deposit and Bankers' Acceptances                       7
 Foreign Securities                                      7
 Hedging Instruments                                     8
INVESTMENT RESTRICTIONS                                  8
 Percentage Restrictions                                 9
MANAGEMENT OF THE FUND                                  10
 Officers and Directors of the Fund                     10
 Investment Adviser                                     13
 Adviser's Fees                                         13
 Expense Limitation                                     14
 Administrator                                          14
 Administrator's Fees                                   15
 Custodian, Transfer Agent and Dividend Agent           16
TAXES                                                   16
PURCHASE, REDEMPTION
 AND EXCHANGE                                           18
DIVIDENDS AND DISTRIBUTIONS                             18
NET ASSET VALUE                                         18
COMPUTATION OF YIELD                                    19
 Computation of Total Return.                           19
DESCRIPTION OF COMMON STOCK                             20
SHAREHOLDER SERVICING AND
 DISTRIBUTION PLAN                                      21
BROKERAGE AND PORTFOLIO
 TURNOVER                                               22
 Brokerage                                              22
 Portfolio Turnover                                     23
COUNSEL AND INDEPENDENT AUDITORS                        23
RATINGS OF CORPORATE OBLIGATIONS                        25
 Unrated Bonds                                          26
 Commercial Paper Ratings                               27
 Money Market Fund Ratings                              27
Report of Independent Accountants and
 Financial Statements                                  F-1

                         LIFE CYCLE MUTUAL FUNDS,(TM) INC.

                                    THE FUND

         Life Cycle Mutual Funds, Inc. (the "Fund") is a diversified, open-end, management investment company, organized under Maryland law on June 23, 1995, that is composed of four portfolios (the "Portfolio" or "Portfolios"): the Life Cycle Equity Fund(TM) (the "Equity Fund"), the Life Cycle Bond Fund(TM) (the "Bond Fund"), the Life Cycle Retirement Income Fund(TM) (the "Retirement Income Fund") and the Life Cycle Harvest Fund(TM) (the "Harvest Fund"). The Adviser, Benson White & Company, manages the investments of the Fund from day-to-day in accordance with the Portfolios' investment objectives and policies.


         The Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program") which is designed to meet the long-term retirement investment needs of individual investors. The Life Cycle Program(TM) is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions to achieve this overall objective. The Life Cycle Program is described more completely in the Fund's Prospectus dated October 11, 1996.



                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         A detailed description of the types and quality of the securities in which the Portfolios may invest is further described in the Fund's Prospectus and is incorporated herein by reference. The investment objectives stated below for each Portfolio are fundamental and may be changed only with the approval of a majority of outstanding shares of that Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved.

Life Cycle Equity Fund(TM)


         The Equity Fund's investment objective is to maximize investors' total return by investing, under normal circumstances, substantially all of its assets (i.e., 90%) in a portfolio of common stocks selected from the Standard & Poor's 500 Index (the "S&P 500") on the basis of such stocks' ability to provide capital appreciation and generate dividend income. The Portfolio may also invest up to 10% of the value of its total assets in publicly-traded common and preferred stocks not presently included in the S&P 500 and may invest up to 10% of its total assets in money market instruments and in investment-grade corporate debt securities and convertible preferred stocks offering a significant opportunity for income. Money market instruments include short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), commercial paper rated in the highest grade by any nationally recognized rating agency and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars. Although the Portfolio may also use certain hedging instruments to try to reduce risks of market fluctuations that affect the value of the securities in the Portfolio it will not invest in such hedging instruments for speculation. When the Adviser determines that adverse conditions warrant, the Portfolio may take a defensive position and invest up to 10% of its assets temporarily in investment grade debt securities, preferred stocks, and money market instruments. The Portfolio's investment policies, unlike its investment objective, are not fundamental and may be changed by the Board of Directors without stockholder approval. If a percentage limitation is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's securities will not be considered a violation of the Portfolio's policies or restrictions.

Life Cycle Bond Fund(TM)


         The Bond Fund's investment objective is to maximize income consistent with the preservation of capital. The Bond Fund intends to achieve its investment objective, with a low risk to capital, by investing in a laddered portfolio of bonds issued and backed by the full faith and credit of the U.S. Government and its agencies and instrumentalities, mortgage-backed securities, and the investment-grade debt securities issued by corporations and banks. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in bonds. The Portfolio intends to invest in debt securities with an average maturity between 1 and 10 years. At least 50% of the Portfolio will be invested in U.S. Government obligations, commercial paper, negotiable CD's, repurchase agreements, and short-term corporate debt securities. Up to 50% of the Portfolio may be invested in mortgage-backed securities and long-term corporate debt securities. No foreign securities may be purchased by this Portfolio.

Life Cycle Retirement Income Fund(TM)


         The Retirement Income Fund's investment objective is to maximize income consistent with the preservation of capital. The Retirement Income Fund intends to achieve its investment objective, with a moderate risk to capital, by investing in a laddered portfolio of bonds issued and backed by the full faith and credit of the U.S. Government and its agencies and instrumentalities, mortgage-backed securities, and the investment-grade debt securities issued by corporations and banks. The Portfolio intends to invest in debt securities with an average maturity between 1 and 12 years. At least 75% of the Portfolio will be invested in U.S. Government obligations, commercial paper, negotiable CD's, repurchase agreements, short-term corporate debt securities, mortgage-backed securities, and corporate debt securities, with at least 25% of the Portfolio invested in direct U.S. Government obligations and its agencies and instrumentalities, backed by the full faith and credit of the United States. In addition, up to 10% of the Portfolio may be invested in investment grade debt securities of foreign corporations and direct obligations of foreign nations.

Life Cycle Harvest Fund(TM)


         The Harvest Fund's investment objective is to earn income consistent with the preservation of capital. The Harvest Fund intends to achieve its investment objective by investing in a laddered portfolio of short-term bonds issued and backed by the full faith and credit of the U.S. Government and its agencies and instrumentalities, negotiable CD's, repurchase agreements, and short-term corporate debt securities. No foreign securities will be purchased for this Portfolio. The weighted average maturity of the Portfolio initially will not exceed 90 days, and the maximum maturity of each security will not exceed 13 months.


         DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

U.S. Government Obligations


         U.S. Government obligations are obligations which are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year tens years), U.S. Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.


Mortgage-Backed Securities

         Ginnie Mae Certificates--The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

         The Ginnie Mae Certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes, (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

         Fannie Mae Certificates--The Federal National Mortgage Association ("Fannie Mae" or "FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the United States Government.

         Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

         Freddie Mac Certificates--The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

         Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Collateralized Mortgage Obligations--Collateralized mortgage obligations ("CMOs") are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by Mortgage Pass-Through Securities or pools of whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes or "tranches." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on certain other Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, the market prices of and yields on these tranches are more volatile. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act of 1933 or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

         Subordinated CMOS--Subordinated tranches of CMOs are multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class. The Portfolios will not invest in first loss classes of subordinated CMOs. Subordinated tranches are entitled to receive repayment of principal only after all required principal payments have been made on more senior tranches and also have subordinate rights as to receipt of interest distributions. Such subordinated tranches are subject to greater risk of non-payment than are more senior tranches or CMOs backed by third party credit enhancement may have limited marketability.

         CMOs Backed By Mortgages On Multi-Family Dwelling--Multi-family dwellings are residential properties consisting of five or more units. investment in CMOs backed by mortgages on multi-family dwellings involves different investment considerations than investment in Mortgage-Backed Securities backed by single-family homes due to such factors as the investment character of the underlying asset and regulatory requirements. CMOs backed by multi-family dwelling mortgages are subject to risks generally not associated with mortgages on single family homes, including vacancy rates, increases in operating expenses, regulatory requirements and environmental liability issues. In addition, such CMOs may have limited marketability.

         Private Pass-Throughs--Pass-Throughs are Mortgage-Backed Securities that are structured similarly to government agency pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates, but are issued by private sector originators of or investors in mortgage loans. Private Pass-Throughs can represent an interest in any of the variety of types of mortgage loans that can back an issue of Mortgage-Backed Securities. Since Private Pass- Throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more forms of credit enhancement. All of the Private Pass-Throughs purchased by the Fund will have been sold in public offerings registered under the Securities Act of 1933 and will, accordingly, not be subject to restrictions on resale generally imposed upon privately-placed securities.

         Planned Amortization Class--Planned Amortization Class bonds ("PACs") are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. Because of these features, PACs generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. However, if the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other from other assumptions occur, principal payments on the PACs may be earlier or later than predicted.

         Adjustable Rate Mortgages--Interest Rate Indices--The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates. This may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

         LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

When-Issued Securities

         Each Portfolio may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Portfolio are not invested prior to the settlement of a purchase of securities, that Portfolio will earn no income; however, it is intended that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Portfolios' securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Repurchase Agreements

         When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Portfolio to the seller subject to the repurchase agreement and is therefore subject to that Portfolio's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by that Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and a Portfolio has not perfected a security interest in the security, that Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Portfolio may incur a loss if the proceeds to that Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


         Reverse Purchase Agreements - Although each Portfolio may enter into reverse repurchase agreements, they currently do not have the intention to enter into such agreements. The Portfolios may each enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them, at an mutually agreed upon date and price. Under generally accepted accounting principles, reverse repurchase agreements are generally regarded as a form of borrowing. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). A Portfolio's ability to enter into reverse repurchase agreements is not limited except by the requirement to maintain assets in segregated accounts. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of their sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Investors should be aware that each Portfolio may enter into reverse repurchase agreements, which may be considered to be a form of borrowing and, therefore, involve the use of leverage. The use of leverage involves special risks in that, while providing increased opportunities of income, the use of leverage also means that any losses will be magnified. The use of reverse repurchase agreements also involves certain fees and costs to the Portfolio.


Variable-Amount Master Demand Notes

         The Bond Fund, Retirement Income Fund and Harvest Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

         The VANs in which the Portfolios may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. Variable rate demand instruments with demand features in excess of 7 days are considered illiquid. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

         The VANs that the Portfolios may invest in include participation certificates purchased by the Portfolios from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations (VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Portfolios an undivided interest in the obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Portfolio's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The Portfolios intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Portfolios will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolios retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

         While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such VANs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate", or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

         For purposes of determining whether a VAN held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

 Bank Obligations, Certificates of Deposit and Bankers' Acceptances

         All the Portfolios, except the Equity Fund, may purchase certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency, or the FDIC) and having total assets of over $10 billion. Domestic banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities; In addition, state banks whose certificates of deposit may be purchased by the Fund are insured and are subject to Federal examination and to a substantial body of Federal law and regulation. At the time the Portfolios invest in any certificate of deposit, bankers' acceptance or other bank obligation, the issuer must have its debt rated within the quality standards of the Portfolio or if unrated be of comparable quality as determined by the Fund's Board of Directors.

Foreign Securities
         The Retirement Income Fund may invest in certain foreign securities. Investments in the securities of foreign issuers will be limited to industrialized countries with stable economies and established markets including, but not limited to, England, Germany, France, Canada and Australia. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers

* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced. are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.
--------------------------------------------------------------------------------

Hedging Instruments

         The Equity Fund may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Investment Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

         The Equity Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the options (or comparable securities or cash satisfying the cover requirements of securities exchanges).

         The Equity Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out of a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market price value of the underlying security or index above the exercise price of the option.

         The Equity Fund may terminate an option that they have written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit of loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by realized appreciation of the underlying security (or securities) owned by the Equity Fund.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio that would be affected by such a change. The Portfolios may not:


         (1) Make portfolio investments other than as described under "Investments Objectives, Policies and Restrictions" or any other form of investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies. Notwithstanding anything to the contrary herein, the Fund will not invest in any securities that currently exist other than those described in the Fund's Prospectus or Statement of Additional Information. In the event that new investments become available, the Board of Directors may make a determination as to whether the Fund may make such an investment, provided that such investment is consistent with the Portfolio's Objectives and Policies.

         (2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

         (3) Pledged, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

         (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks."

         (5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (6) The Fund may not purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Fund may not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable. The Fund may however, purchase variable rate demand instruments consistent with the Portfolio's objectives, which contain a demand feature.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Government obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks."

         (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

         (10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that, (i) there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

         (11) Invest in securities of other investment companies, except (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the Act.

         (12) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

Percentage Restrictions

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

                             MANAGEMENT OF THE FUND

         The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Unless otherwise indicated, the address of each director and officer is 656 East Swedesford Road, Suite 322, Wayne, Pennsylvania 19087.

Officers and Directors of the Fund


CLAY B. MANSFIELD*                           Mr. Mansfield is Director, Chairman of the Board and Treasurer of the Fund.
Benson White & Company                       Mr. Mansfield is co-founder, Chairman of the Board Benson White &
656 East Swedesford Road                     Company and Treasurer of the Benson White & Company Fund, and Chief
Suite 322                                    Investment Officer of Benson White & Company, the Fund's investment
Wayne, PA 19087                              adviser (the "Adviser") since June 1994. From June 1992 through May 1994,
(47)                                         Mr.  Mansfield was the principal of Mansfield  Investment  Advisors.  Prior to his involvement with the Adviser, Mr. Mansfield served as the Executive Secretary of the Pennsylvania School District Liquid Asset Fund from March 1990 through May 1992, which has approximately $2 billion of short term assets invested on behalf of
                                             Pennsylvania school districts. He also served as the Chief Investment Officer of the multi-billion dollar Pennsylvania Public School Employees' Retirement System, where he managed an improvement in the funded ratio from approximately 49% to 71%, without changing the actuarial assumptions. Mr. Mansfield was responsible for the direct management of over $1 billion in assets, and supervised numerous asset managers of over $16 billion in equities, fixed income, real estate, and venture capital.

TIMOTHY W.  CUNNINGHAM*                      Mr. Cunningham is Director, President and Secretary of the Fund, and co-founder
Benson  White & Company                      of the Adviser since June 1994. Previously, he managed Springhouse Associates,
656 East Swedesford Road                     Inc., a specialty pension fund consulting company, that provided advisory
Suite 322                                    services concerning some $550 million of pension fund assets. From May 1989
Wayne, PA 19087                              through May 1994, Mr. Cunningham served as President for Springhouse Associates,
(44)                                         Inc.

FREDERIK FAZER                               Mr. Fazer is a Director of the Fund. He is currently Managing Director of Oy
Oy Evoluta Ab                                Evoluta Ab, a private financial consulting firm. From 1989 through May
Tegelbacken 31                               1996 he was Managing Director of Oy Investa Ab, a Finland-based financial
00330 Helsinki                               and investment company. From 1972 through 1989 he served with Citibank,
Finland                                      N.A. in New York, London and Scandinavia. He is also a Board member of
(50)                                         Oy Karl Fazer Ab, a major  Scandinavian  Foodstuffs  Group and  Chairman of Oy
                                             NordCenter Ab, a property and leisure development Co. in Finland

THOMAS FLANIGAN                              Mr. Flanigan is a Director of the Fund. He also has been the Chief Investment
California State Teachers'                   Officer for the $63  billion  California  State  Teacher's  Retirement  System since
Retirement System                            1986.
7667 Folsom Blvd.
Sacramento, CA 95821
(49)

ROBERT STRANIERE                             Mr. Straniere is a Director of the Fund. He also is a legislator in the New
The Straniere Law Firm                       York State legislature since 1981.
88 New Dorp Plaza
New York, NY 10306
(55)

*"Interested person" of the Fund, as defined in the Investment Company Act.

WILLIAM H. HASTINGS, JR.                    Mr. Hastings is an Assistant Secretary of the Fund and Comptroller of
Benson White & Company                      Benson White & Company since 1994. From 1993 through 1994, he was with
656 East Swedesford Road                    a regional accounting firm.  Prior to that, he was head of analysis of
Suite 322                                   of operations for a specialized investment management firm.
Wayne, PA 19087
(49)

JOAN V. FIORE                               Ms. Fiore is Assistant Secretary of the Fund. She is also a Managing Director
Furman Selz LLC                             and Counsel to the Administrator since 1991. Prior to joining the
237 Park Avenue                             Administrator she was an Attorney at the U.S. Securities and Exchange
New York, NY 10017                          Commission, Division of Investment Management, from 1986 to 1991.
(40)

SHERYL HIRSCHFELD                           Ms.  Hirschfeld is Assistant  Secretary of the Fund. She is also a Director of
the                                         Administrator since 1994. Prior to joining the Administrator, she was an
Furman Selz LLC                             employee of The Dreyfus Corporation from 1982 to 1994.
237 Park Avenue
New York, NY 10017
(36)

JOHN J. PILEGGI                             Mr. Pileggi is Assistant Treasurer to the Fund. He is also a Senior Managing
Furman Selz LLC                             Director of the Administrator since 1992. Prior to that, he was a Managing
237 Park Avenue                             Director of the Administrator.
New York, NY 10017
(37)

GORDON M. FORRESTER                         Mr. Forrester is Assistant Treasurer to the Fund. He is also a Managing
Furman Selz LLC                             Director of the Administrator since 1995. Prior to that, he was an Associate
237 Park Avenue                             Director of the Administrator.
New York, NY 10017
(35)


                               COMPENSATION TABLE
                       (For the year ended July 31, 1996)

                                                     Pension or                                    Total Compensation
                                    Aggregate        Retirement Benefits        Estimated Annual   From Fund and
                                    Compensation     Accrued as Part of         Benefits Upon      Fund Complex
Name of Person                      from Fund        Fund Expenses              Retirement         Paid to Directors

--------------------------------------------------------------------------------------------------------------------------
CLAY MANSFIELD                            None                  None                  None                  None
--------------------------------------------------------------------------------------------------------------------------
Director

TIMOTHY CUNNINGHAM                       None                   None                  None                  None
--------------------------------------------------------------------------------------------------------------------------
Director

FREDERIK FAZER                         $3,000                   None                  None                $3,000
--------------------------------------------------------------------------------------------------------------------------
Director

THOMAS FLANIGAN                        $3,000                   None                   None               $3,000
--------------------------------------------------------------------------------------------------------------------------
Director


--------------------------------------------------------------------------------------------------------------------------
ROBERT STRANIERE                       $3,000                   None                  None                $3,000
Director

Each Director who is not an interested person of the Fund receives a base annual fee of $4,000 which is paid by the Fund.


         As of September 24, 1996, directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of each of the Fund's Portfolios.

         As of September 24, 1996, the following individuals or entities owned both beneficially and of record 5% or more of the indicated Portfolio's outstanding shares:

         Each person who has beneficial ownership of more than 25% of the voting securities of a Portfolio may have an impact on matters submitted for shareholder approval.

Name and Address                                                       Portfolio                 Percentage of
of record or                                Number of                  in which shares           Ownership of
beneficial owner                            shares owned               are owned                 Portfolio
----------------                            -------------              ---------------           ------------
Ralph Tash TTEE                            95,538.17                   Equity Fund               29.71
Ralph Tash Trust
70-800 Tamarisk Lane
Rancho Mirage, CA  92270-2328

Donaldson Lufkin Jenrette                  12,588.78                   Bond Fund                 48.94
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Donaldson Lufkin Jenrette                   4,760.40                   Retirement Fund           14.98
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Investors Fiduciary Trust Co                3,711.72                   Retirement Fund           11.68
Cust for the IRA of
Shirley B. Cunningham
P.O. Box 588
Ivy, VA  22945-0588

Investors Fiduciary Trust Co                7,440.65                   Retirement Fund           23.42
Cust for the IRA of
John T. Cunningham
P.O. Box 588
Ivy, VA  22945-0588

Investors Fiduciary Trust Co                6,784.47                   Retirement Fund           21.35
FBO William M. Hawk IRA
2908 Stoneycreek Rd
Norristown, PA  19401-1318

Harold Glesner                              2,363.06                   Retirement Fund            7.44
Virginia Glesner JT WROS
535 High St
Norwood, NJ  07648-1204

Benson White & Co                          67,163.30                   Harvest Fund              99.26
656 E. Swedesford Rd Suite 322
Wayne, PA  19087-1606

Investment Adviser

         Benson White & Company, a registered investment adviser, is a Delaware corporation founded by Clay B. Mansfield and Timothy W. Cunningham, with offices located at 656 East Swedesford Road, Suite 322, Wayne, Pennsylvania 19087. Benson White & Company has been employed by the Board of Directors as the investment adviser (the "Adviser") for each Portfolio of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Portfolio. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreements and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

         The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

         The Adviser also provides the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations. The Advisory Agreements for each Portfolio were most recently approved, on July 31, 1995 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Fund or the Adviser.

         The Advisory Agreements have a term which extends to July 31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the respective Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Advisory Agreements are terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Adviser's Fees

         Pursuant to the terms of the Advisory Agreements, each Portfolio will pay monthly advisory fees equal to 0.75% of such Portfolio's average daily net asset per annum. This fee is higher than the fee paid by most other mutual funds because of the provision of the individualized asset allocation, risk management and reporting services offered through the Life Cycle Program. Such other services include individualized age-based annual asset allocation, the application of hurdle rate risk management, and preparation and annual dissemination of an individualized Life Cycle Program participant account statement. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser reserves the right to assess an administrative account charge in connection with the Life Cycle Program participants. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of the Portfolio and of increasing yield to investors in that Portfolio. See "Expense Limitation" below.


         The Adviser earned fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income and Harvest Funds, respectively. For the period ended July 31, 1996, the Adviser voluntarily waived fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income and Harvest Funds, respectively.

Expense Limitation

         The Adviser has agreed to reimburse each Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Adviser may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio. Subject to the obligations of the Adviser to reimburse a Portfolio for its excess expenses as described above, the Portfolios have, under the respective Advisory Agreements, confirmed their obligation for payment of all their other expenses, including without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate Federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

         The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


         The Adviser has voluntarily agreed to cap the expense ratios at 1.95% for each Portfolio. In order to maintain that expense ratio, the Adviser has agreed to reimburse expenses as follows: Equity Fund-$103,761; Bond Fund-$84,120; Retirement Income Fund-$79,729; Harvest Fund-$80,875.


Administrator


         The Administrator for the Fund is Furman Selz LLC (the "Administrator"), which has its principal office at 230 Park Avenue, New York, New York 10169, and is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. The Administrator also serves as administrator and distributor of other mutual funds. On June 28, 1996 the Administrator and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides for the Administrator to transfer its mutual fund business to BISYS. This transaction is expected to close on or about October 15, 1996. BISYS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on August 29, 1996, the Directors reviewed and approved a new Administration Agreement and Distribution Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, a new Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. These new agreements are expected to take effect late in 1996 at which time the BISYS Companies will commence providing the services previously provided by Furman Selz LLC.


         The Administrator serves as a investment adviser to numerous individual and institutional accounts. The Administrator also serves as administrator and distributor of other mutual funds. The Portfolios may invest in these funds or in any other fund which may in the future be affiliated with the Administrator or any of its affiliates.

         Pursuant to an Administrative Services Agreement with the Fund, on behalf of each of the Portfolios, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Adviser and the Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Adviser or the Administrator or their affiliates.

         Each of the Advisory Agreements and the Administrative Services Agreement is terminable by the Board of Directors of the Fund or the Adviser or the Administrator, respectively, on sixty days' written notice and terminate automatically in the event of an "assignment" as defined by the 1940 Act. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Administrative Services Agreement with each Portfolio, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

         The Administrator also provides the Fund with all accounting services, including (i) daily computation of net asset value for each Portfolio; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Portfolio and general ledger reports; (iv) reconciliation of accounting records; and (v) calculation of yield and average maturity for each Portfolio.

         The Administrative Services Agreements are terminable at any time, without the payment of any penalty, by a vote of the majority of the relevant Portfolio's shareholders, by the Fund on behalf of the Portfolio or the Administrator on sixty days' written notice and automatically in the event of an "assignment" as defined by the 1940 Act. The Administrative Services Agreements shall remain in effect for the same periods as the Advisory Agreements subject to annual approval by the Fund's Board of Directors. The Administrative Services Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Administrator's Fees

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator an annual fee paid monthly equal to 0.20% of the Fund's aggregate average daily net assets up to $100 million, 0.15% of the Fund's aggregate average daily net assets between $100 and $400 million, and 0.10% of the Fund's aggregate average daily net assets over $500 million.

         In return for providing the Fund with all accounting related services, the Fund pays the Administrator $30,000 per year plus out-of-pocket expenses for such services.


         For the period ended July 31, 1996, Furman Selz LLC earned $208,332 for services provided to the Fund, consisting of $52,083 from each of the four individual portfolios.

Custodian, Transfer Agent and Dividend Agent


         The Bank of New York serves as custodian for each Portfolio's cash and securities. Pursuant to a Custodian Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Furman Selz LLC, the Fund's Administrator, also acts as each Portfolio's transfer and dividend agent. Effective November 18. 1996, the Fund's Transfer Agent will become BISYS Fund Services, Inc.


                                      TAXES

         The Fund has qualified and intends to continue to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company. As a regulated investment company, the Fund is not subject to federal income taxes on its investment company taxable income and its long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income and at least 90% of its tax exempt net interest income for the taxable year is distributed and numerous other requirements concerning regulated investment companies are satisfied. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income and tax exempt net interest income. Each Portfolio will be treated as a separate corporation and generally will have to comply with the qualifications and other requirements applicable to regulated investment companies without regard to other Portfolios. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income would be taxable at corporate rates and no distributions would be deductible.

         The Fund has adopted a policy of declaring dividends monthly, except for the Equity Fund which declares dividends quarterly, in an amount based on its net investment income. The amount of each dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividend distributions will be made on the twentieth day of each month. Dividends paid from taxable income, if any, and distributions of any realized short term capital gains (whether from tax exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made annually to meet applicable distribution and excise tax requirements. Distributions paid by the Portfolios may result in a liability (or increased liability) under the alternative minimum tax.

         The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

         Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws. Some states exempt from state personal income tax distributions received from the Fund only to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions. Shareholders should consult with their own tax advisors with respect to any state or local taxes. In addition, shareholders should review with their tax advisors the state and local income tax consequences of the Fund's investing in certain investments issued by agencies and instrumentalities of the U.S. Government and in repurchase and reverse repurchase agreements and of the Fund's engaging in securities loans.

         If the Fund acquires debt instruments that were originally issued at a discount, e.g., zero coupon bonds, it will be required to include annually in gross income or, in the case of tax-exempt instruments issued at a discount, in tax-exempt income, a portion of the "original issue discount" that accrues over the term of the obligation regardless of whether the income is received by the Fund, and to make distributions accordingly. To insure that the Fund has sufficient cash to meet this distribution requirement, the Fund may borrow funds on a short-term basis or sell certain investments. Since a substantial percentage of the Fund's dividends are expected to be reinvested and dividends that are declared and automatically reinvested satisfy the distribution requirement, the Fund expects to satisfy the distribution requirement even if it owns obligations with original issue discount. Shareholders will realize taxable income on the automatic reinvestment of dividends that are attributable to original issue discount on taxable obligations.

         The Code imposes a nondeductible 4% excise tax on a Portfolio unless it meets certain requirements with respect to distributions of ordinary income and capital gain net income. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Portfolio's ordinary income for the calendar year, plus at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, which shall be reduced (but not below net capital gain) by the amount of the Portfolio's net ordinary loss for the year. It is anticipated that this provision will not have any material impact on any Portfolio.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that any Portfolio will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

         For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time shareholders have owned their shares. Although the Tax Reform Act of 1986 eliminated the preferential treatment previously available for net capital gains, the preferential treatment for net capital gains was restored, to some extent, by the Revenue Reconciliation Act of 1990, which, in limited circumstances, places a 28% ceiling on the marginal rate applicable to net capital gains realized by individuals. Distributions attributable to short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income for federal income tax purposes. Generally, on the sale or exchange of obligations held for more than one year, gain realized by a Portfolio that is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends. Gain on the disposition of a tax-exempt bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after a Portfolio taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the shareholder holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend. If any net capital gains are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by such Portfolio, the Portfolio will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Portfolio on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Portfolio shares by 65% of their share of the undistributed gain. Distributions of net capital gains are not eligible for the dividends received deduction.

         All taxable dividends from investment company taxable income are taxable as ordinary income. It is not expected that any income distributions from the Portfolios will qualify for the dividends received deduction for corporations.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

         Redemptions of shares, including exchanges for shares of another Portfolio, may result in tax consequences (gain or loss) to shareholders and are also subject to reporting requirements.

         The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies.

         Interest incurred or continued to purchase shares of the other Portfolios is generally treated as investment interest, and in the case of non-corporate taxpayers is deductible only to the extent of net investment income. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Under the federal income tax law, the Portfolios will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Portfolios with their taxpayer identification numbers and certify their exempt status in order to avoid possible erroneous application of backup withholding.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by such person, where such amounts are treated as income from U.S. sources under the Code.

         The federal, state and local income tax rules that apply to the Fund and its shareholders have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse affect on the Fund and its investors for federal and/or state and local tax purposes. Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular federal and state tax situations.

                        PURCHASE, REDEMPTION AND EXCHANGE

         Life Cycle Mutual Funds Distributors, Inc., an affiliate of the Administrator, serves as the exclusive distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Portfolios in the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The material relating to the purchase, redemption and exchange of Portfolio shares in the Prospectus is incorporated herein by reference and investors should refer to the Prospectus for information relating to these areas.

                           DIVIDENDS AND DISTRIBUTIONS

         Net investment income is declared as dividends and paid monthly, except for the Equity Fund, which declares and pays dividends quarterly; if an investor's shares are redeemed during a month or quarter, depending on the Portfolio, accrued but unpaid dividends are paid with the redemption proceeds. Substantially all the realized net capital gains for the Portfolios, if any, are declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

         Dividends of each Portfolio are automatically reinvested in additional Portfolio shares unless the shareholder has elected to have them paid in cash.

         The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                 NET ASSET VALUE

         Net asset value per share for each of the Portfolios is determined by subtracting from the value of the Portfolio's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable Government obligations, indications as to values from dealers and general market conditions.

         Each of the Portfolios computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for a Portfolio on the holidays listed herein. The Fund does not determine net asset value per share on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


         The Portfolios compute net asset value at 4:00 p.m. Eastern Standard Time. The days on which a Fund's net asset value is determined are its business days.


                              COMPUTATION OF YIELD

         All the Portfolios compute yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2 [ ( a-b + 1)(6) - 1 ]
                         ---
                         cd

            Where:    a =   dividends and interest earned during the period.

                      b =   expenses accrued for the period (net of
                            reimbursements).

                      c =   the  average  daily  number of shares
                            outstanding  during the  period  that
                            were entitled to dividends.

                      d = the maximum offering price per share on the last day of the period.


         For the 30 day period ended July 31, 1996, the annualized yields for the Bond Fund, the Retirement Income Fund and the Harvest Fund were 2.38%, 2.87% and 2.69%, respectively.


         Future yields will depend on the type, quality, and maturities of the investments held by the Portfolios, changes in interest rates on investments, and the Portfolios' expenses during the period.

Computation of Total Return

         The total return must be displayed in any advertisement containing the yield of any of these Portfolios. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                  P(1+T)(n) = ERV

          Where:     P =   a hypothetical initial investment of $1000

                     T =   average annual total return

                     n =   number of years

                   ERV =   ending redeemable  value of a
                           hypothetical $1000 payment made at
                           the beginning of the 1-, 5- or
                           10-year periods at the end of the 1-,
                           5- or 10-year  periods (or  fractions
                           thereof).


         Because the Portfolios have not had a registration in effect for 1, 5 or 10 years the period during which the registration has been effective shall be substituted.


         For the period from October 2, 1995 and October 4, 1995 (commencement of operations) through July 31, 1996, the total returns for the Bond Fund, the Retirement Income Fund, the Harvest Fund and the Equity Fund were 8.05%, 0.39%, -0.02% and 2.05%, respectively.

         Yield information may be useful for reviewing the performance of the Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Portfolios' yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

         From time to time evaluations of performance of the Portfolios made by independent sources may be used in advertisements concerning the Portfolios. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal.

                           DESCRIPTION OF COMMON STOCK

         The Fund was incorporated in Maryland on June 23. The authorized capital stock of the Fund consists of 20 billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series, one for each of the Portfolios. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a investor of record, the Fund does not issue certificates evidencing Fund shares.

         As a general matter, the Fund will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Investment Company Act of 1940 (the "Act") including the removal of Fund directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

         Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of the outstanding shares of each Portfolio. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

         The Fund, on behalf of each of the Portfolios, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Act (the
"Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.75% per annum of such Portfolio's average daily net assets. Life Cycle Mutual Funds Distributors, Inc. serves as distributor of the shares of the Fund and is an affiliate of the Administrator. Pursuant to the Plan, each Portfolio entered into a Distribution Agreement with the Distributor and each Portfolio also entered into a Shareholder Servicing Agreement with the Adviser. For its services under the Distributor Agreement, the Distributor will receive compensatory payments from the Portfolio of 0.50% per annum of the average daily net assets of each Portfolio to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer") for providing distribution assistance and to be used to provide distribution assistance and promotional support to the Fund. For its service under the Shareholder Servicing Agreement, the Adviser will receive a service fee from each Portfolio equal to
 .25% per annum of each Portfolio's average daily net assets to compensate it for providing shareholder services to Fund shareholders and compensate parties with which it has written agreements and whose clients are Fund shareholder for providing servicing to their clients ("Shareholder Servicing").

         Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Portfolio may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Portfolios) monthly and year-end statements and confirmations of purchases and redemptions, as required by Rule 10b-10 under the Securities Exchange Act of 1934; transmit, on behalf of each Portfolio, proxy statements, annual reports, updating prospectuses and other communications from each Portfolio to shareholders; receive, tabulate and transmit to the each Portfolio, proxies executed by shareholders with respect to meeting of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

         The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales changes and past profits for the following purposes: to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of each Portfolio; to compensate certain financial intermediaries for providing assistance in distributing each Portfolio's shares; to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. Further, it provides that the Adviser may use its service fee for the purposes enumerated in (i) above. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker-Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Portfolio is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

         Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Portfolio directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Portfolio directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in the Portfolio directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

         The Glass-Steagell Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to each Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of a Portfolio, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


         For the period ended July 31, 1996, the Equity, Bond, Retirement Income and Harvest Funds incurred distribution expenses of $10,880, $795, $938 and $5,055, respectively.



                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage

         The Adviser makes the Portfolios' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. Neither the Portfolio nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Adviser may consider sales of shares of the Portfolio as a factor in the selection of brokers to execute portfolio transactions for the Portfolio.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

         The Portfolio may deal in some instances in securities which may not be included presently in the Standard & Poor's 500 Index. When transactions are executed in such securities, the Portfolio will seek to obtain best execution.

         The Fund may also purchase and sell portfolio securities which constitute principal transactions. Debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


         For the period ended July 31, 1996, the Equity, Bond, Retirement Income and Harvest Funds paid brokerage commission of $14,067, $0, $0, and $0, respectively.


Portfolio Turnover

         Each Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is expected to be high. Purchases and sales are made for each Portfolio whenever necessary in the Adviser's opinion, to meet the Portfolio's objective. In order to qualify as a regulated investment company, less than 30% of each Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain investments held for less than three months. Although increased Portfolio turnover may increase the likelihood of additional capital gains for the Portfolios, the Portfolios expect to satisfy the 30% income test.


         The portfolio turnover rate for the period ended July 31, 1996 for the Equity, Bond, Retirement Income and Harvest Funds were 132%, 0%, 0% and 0%, respectively.


                        COUNSEL AND INDEPENDENT AUDITORS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103, independent certified public accountants, have been selected as auditors for the Fund.

                              FINANCIAL STATEMENTS


         The Fund's Financial Statements, including the notes thereto, dated as of July 31, 1996, which have been audited by Coopers & Lybrand L.L.P., are included in this Statement of Additional Information.

                        RATINGS OF CORPORATE OBLIGATIONS

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A posses favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's ratings for short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flow of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short-term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

         Moody's also provides credit ratings for tax exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Description of Standard & Poor's Ratings Services' Corporate Bond Ratings:


         AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic condition or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CC, CCC--Bonds rated BB, B, CC, CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lower degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C--Bonds rated C are income bonds on which no interest is being paid.

         D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Unrated Bonds

         Bonds which are unrated expose the investor to risks with respect to the issuer's capacity to pay interest and principal which are similar to the risks of lower-rated obligations. The safety of an investment in an unrated obligation, therefore, is more reliant as a general proposition on an investment advisor's judgment, analysis and experience than an investment in a higher rated obligation.

Description of Fitch Investors Service, Inc.'s Corporate Bond Ratings:

         AAA--Securities in this category are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA--Securities in this category are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as securities rated "AAA." As securities rated in the "AAA" and "AA categories are not significantly vulnerable to foreseeable future developments short-term debt of these issuers is generally rated F-1+."

         A--Securities in this category are considered to be investment grade and of high credit quality. The Obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

         BBB--Securities in this category are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

         Plus (+) or Minus (-)--The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

         NR--Indicates that Fitch does not rate the specific issue.

         Conditional--A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Description of Duff & Phelps Credit Rating Co.'s Corporate Bond Ratings:

         AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

         AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB--Below-average protection factors but within the definition of investment grade securities but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) Minus (-)--The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings


Description of Standard & Poor's Ratings Services' Two Highest Commercial Paper
Ratings:


         A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

         Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues:
Prime-1, highest quality; Prime-2, higher quality.

Money Market Fund Ratings


Description of Standard & Poor's Ratings Services' Two Highest Money Market Fund
Ratings:


         AAAm--Safety is excellent. Superior capacity to maintain principal value and limit exposure to loss.

         AAm--Safety is very good. Strong capacity to maintain principal value and limit exposure to loss.

         Description Of Moody's Investors Service, Inc.'s Two Highest Money Market Fund Ratings:

         Aaa--Money Market Funds rated Aaa have superior quality assets and management.

         Aa--Money Market Funds rated Aa have strong quality assets and management.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the Life Cycle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Life Cycle Equity, Life Cycle Bond, Life Cycle Retirement Income, and Life Cycle Harvest Funds (the "Funds") of the Life Cycle Mutual Funds, Inc. as of July 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Life Cycle Mutual Funds, Inc. as of July 31, 1996, and the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania

September 25,  1996

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Equity Fund(TM)
Portfolio of Investments - July 31, 1996


  Shares                                             Cost            Value
----------                                       ------------    ------------
            Common Stocks - 80.65%
            Banks - 8.95%
 1,850      Banc One Corp. ..................    $     65,022    $     64,056
 1,400      First Chicago NBD Bancorp .......          59,571          53,900
 1,900      KeyCorp .........................          72,002          73,388
 2,100      National City Corp. .............          70,862          72,712
                                                 ------------    ------------
                                                      267,457         264,056
                                                  ------------    ------------

            Chemicals - 2.13%
 2,100      Nalco Chemical Co. ..............          63,914          63,000
                                                 ------------    ------------

            Financial Services - 6.94%
 1,700      Boatmen's Bancshares Inc. .......          66,777          68,000
 2,000      Corestates Financial Corp. ......          83,401          78,500
 1,700      U.S. Bancorp ....................          52,802          58,225
                                                 ------------    ------------
                                                      202,980         204,725
                                                 ------------    ------------

            Forest Products & Paper - 4.37%
 1,900      Potlatch Corp. ..................          79,908          71,250
 1,200      Union Camp Corp. ................          63,972          57,600
                                                 ------------    ------------
                                                      143,880         128,850
                                                 ------------    ------------

            Holding Companies - 2.50%
 2,300      Eastern  Enterprises ............          81,491          73,887
                                                 ------------    ------------

            Insurance - 10.95%
 1,900      American General Corp. ..........          68,039          66,025
 1,500      Lincoln National Corp. ..........          78,510          63,938
   700      Marsh & McLennan Cos., Inc. .....          66,948          63,438
 1,300      St. Paul Companies, Inc. ........          66,216          67,275
 2,100      USLife Corp. ....................          65,372          62,475
                                                 ------------    ------------
                                                      345,085         323,151
                                                 ------------    ------------

            Oil / Gas - 12.84%
 1,000      Amoco Corp. .....................          69,745          66,875
   500      Atlantic Richfield Co. ..........          57,093          58,000
   700      Exxon Corp. .....................          57,548          57,575
   600      Mobil Corp. .....................          66,336          66,225
 2,700      Oneok Inc. ......................          70,025          71,212
 1,200      Tenneco Inc. ....................          63,670          59,100
                                                 ------------    ------------
                                                      384,417         378,987
                                                 ------------    ------------




                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Equity Fund(TM)
Portfolio of Investments (continued) - July 31, 1996


  Shares                                             Cost            Value
----------                                       ------------    ------------
            Common Stocks (continued)
            Telecommunications - 8.15%
 1,900      Alltel Corp.                        $     63,064    $     52,013
 1,100      Ameritech Corp.                           62,079          61,050
 1,000      Bell Atlantic Corp.                       62,435          59,125
 1,400      SBC Communication, Inc.                   69,384          68,425
                                                ------------     -----------
                                                     256,962         240,613
                                                ------------     -----------

            Tobacco - 2.78%
 1,800      American Brands, Inc.                     82,295          81,900
                                                ------------     -----------

            Utilities - 21.04%
 2,400      Baltimore Gas & Electric Co.              68,580          61,800
 1,800      Carolina Power & Light Co                 64,233          64,800
 2,600      Consolidated Edison of New York           82,844          70,200
 1,400      Duke Power Co.                            68,530          67,025
 2,000      General Public Utilities Corp             63,120          65,000
 2,400      Nicor Inc.                                66,043          68,100
 2,600      Pacific Enterprises                       65,155          76,375
 3,200      Peco Energy Co.                           78,369          75,200
 3,200      Southern Co.                              77,730          72,400
                                                ------------     -----------
                                                     634,604         620,900
                                                ------------     -----------

            Total Investments - 80.65%            $2,463,085+      2,380,069
                                                ============

            Cash and other assets, net of liabilities - 19.35%       571,151
                                                                  ----------

            Net Assets - 100.00%                                  $2,951,220
                                                                  ==========

         + Cost for book and tax purposes is substantially the same.













                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Bond Fund(TM)
Portfolio of Investments - July 31, 1996


    Principal                                                                        Cost                  Value
------------------                                                                  -----                  ------
                       U. S. Treasury Obligations - 65.85%
          $40,000      Bills, 4.93%,                                               $  39,887             $  39,887
                       08/22/1996..............................................       19,706                19,377
           20,000      Notes, 4.75%,
                       10/31/1998..............................................       20,006                19,605
           20,000      Notes, 5.50%,
                       02/28/1999..............................................       39,926                38,413
           40,000      Notes, 5.50%,
                       12/31/2000..............................................       29,173                28,910
           30,000      Notes, 5.625%,                                                -------               -------
                       02/28/2001..............................................      148,698               146,192
                                                                                     -------               -------
                                                                                    $148,698+              146,192
                       Total Investments - 65.85%                                   ========

                                                                                                            75,827
                       Cash and other assets, net of liabilities - 34.15%                                  -------

                                                                                                          $222,019
                       Net Assets - 100.00%                                                               ========

                     + Cost for book and tax purposes is substantially the same.












                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Retirement Income Fund(TM)
Portfolio of Investments - July 31, 1996


    Principal                                                                        Cost                  Value
------------------                                                                  ------                 -----
                       U. S. Treasury Obligations - 71.36%
          $30,000      Bills, 4.93%                                                 $  29,915             $  29,915
                       08/22/1996................................................      24,856                24,380
           25,000      Notes, 5.125%,
                       11/30/1998................................................      25,026                24,202
           25,000      Notes, 5.50%,
                       04/15/2000................................................      39,925                38,413
           40,000      Notes, 5.50%,
                       12/31/2000................................................      30,190                29,132
           30,000      Notes, 5.75%,
                       10/31/2000................................................      48,589                48,181
           50,000      Notes, 5.625%,                                                --------               -------
                       02/28/2001................................................     198,501               194,223
                                                                                     --------               -------
                                                                                     $198,501+              194,223
                       Total Investments - 71.36%                                    ========
                                                                                                             77,939
                       Cash and other assets, net of liabilities - 28.64%                                  --------

                                                                                                           $272,162
                       Net Assets - 100.00%                                                                ========


                     + Cost for book and tax purposes is substantially the same.






                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Harvest Fund(TM)
Portfolio of Investments - July 31, 1996


    Principal                                                                                Cost                  Value
------------------                                                                          ------                -------
                       U. S. Treasury Obligations - 75.14%
         $100,000      Bills, 4.87%,                                                       $  99,813             $  99,813
                       08/15/1996....................................................
          100,000      Bills, 4.96%,                                                          99,715                99,715
                       08/22/1996....................................................
          100,000      Bills, 5.11%,                                                          99,314                99,314
                       09/19/1996....................................................
          100,000      Bills, 5.04%,                                                          99,227                99,227
                       09/26/1996....................................................
          100,000      Bills, 5.17%,                                                          99,008                99,008
                       10/10/1996....................................................
          100,000      Bills, 5.18%,                                                          98,907                98,907
                       10/17/1996....................................................
          100,000      Bills, 5.25%,                                                          98,791                98,791
                       10/24/1996....................................................      ---------             ---------
                                                                                             694,775               694,775
                                                                                           ---------             ---------
                       Total Investments - 75.14%                                           $694,775+              694,775
                                                                                           =========
                       Cash and other assets, net of liabilities - 24.86%                                          229,918
                                                                                                                 ---------
                       Net Assets - 100.00%                                                                       $924,693

                       + Cost for book and tax purposes is substantially the same.








                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Assets and Liabilities
July 31, 1996


                                                 EQUITY              BOND               RETIREMENT             HARVEST
                                                  FUND               FUND               INCOME FUND              FUND
                                             ---------------    ---------------     --------------------    ---------------
ASSETS
Investments, at value (cost $2,463,085,
   $148,698; $198,501 $694,775) ...........      $2,380,069          $ 146,192                 $194,223         $  694,775
Cash ......................................         229,331             31,870                   36,297            191,944
Receivable for investments sold ...........         265,744                  0                        0                  0
Receivable for fund shares sold ...........          24,764                  0                        0                  0
Interest and dividends receivable .........           9,601              1,838                    2,636              1,870
Receivable from affiliate .................               0                  0                    7,017                  0
Receivable from Advisor (Note 3) ..........          51,678             32,037                   27,646             28,792

Unamortized organization expense ..........          28,023             28,060                   22,219             28,060
                                             ---------------    ---------------     --------------------    ---------------
         Total assets .....................       2,989,210            239,997                  290,038            945,441
                                             ---------------    ---------------     --------------------    ---------------

LIABILITIES
Payable for fund shares repurchased .......               0                  0                      600                  0
Organization expense payable ..............           9,431              9,431                    9,431              9,430
Accrued expenses ..........................          28,559              8,547                    7,845             11,318
                                             ---------------    ---------------     --------------------    ---------------
         Total liabilities ................          37,990             17,978                   17,876             20,748
                                             ---------------    ---------------     --------------------    ---------------

NET ASSETS ................................      $2,951,220           $222,019                 $272,162         $  924,693
                                             ===============    ===============     ====================    ===============


NET ASSETS CONSIST OF:
Capital Stock .............................   $         276       $         23             $         28     $           92
Additional paid-in capital ................       2,917,439            224,502                  276,412            924,901
Accumulated net realized gain / (loss) on
   investments.............................         116,521                  0                        0               (300)
Net unrealized depreciation on
   investments.............................         (83,016)            (2,506)                  (4,278)                 0
                                             ---------------    ---------------     --------------------    ---------------
NET ASSETS ................................      $2,951,220           $222,019                 $272,162         $  924,693
                                             ===============    ===============     ====================    ===============

 Shares of beneficial interest outstanding..        276,239             22,605                   27,883             92,499
                                             ===============    ===============     ====================    ===============
Net Asset Value per share ..................         $10.68              $9.82                    $9.76             $10.00
                                             ===============    ===============     ====================    ===============

Maximum Offering Price per share ($10.68,
   $9.82, $9.76, $10.00 / 0.9625,
   respectively)..........................           $11.10             $10.20                   $10.14             $10.39
                                             ===============    ===============     ====================    ===============




                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Operations

                                      EQUITY                   BOND                RETIREMENT                HARVEST
                                       FUND                    FUND                INCOME FUND                 FUND
                                 October 2, 1995*        October 4, 1995*       October 4, 1995*         October 4, 1995*
                                     through                 through                 through                 through
                                  July 31, 1996           July 31, 1996           July 31, 1996           July 31, 1996
                                -------------------     -------------------    --------------------     -------------------
INVESTMENT INCOME
Interest......................    $     3,965               $    5,095              $    6,616               $  36,633
Dividend......................         52,140                        0                       0                       0
                                  ------------            -------------           -------------            ------------
     Total income ............         56,105                    5,095                   6,616                  36,633
                                  ------------            -------------           -------------            ------------

EXPENSES
Administrative (Note 3)......          52,083                   52,083                  52,083                  52,083
Audit.........................         16,690                    1,885                   1,975                   6,025
Legal.........................         13,230                    1,405                   1,270                   5,931
Custodian.....................          7,203                    1,348                   1,022                   1,873
Amortization of organization
   expenses...................          5,600                    5,563                   4,387                   5,563
Registration..................          7,454                    6,554                   6,554                   6,854
Directors' fees ..............          3,000                    3,000                   3,000                   3,000
Advisory (Note 3) ............         11,685                      856                   1,064                   6,218
12b-1 Distribution fees ......         10,880                      795                     938                   5,055
Transfer agent (Note 3).......          5,571                    4,048                   1,714                   1,648
Insurance.....................          3,985                    3,985                   3,985                   3,985
Miscellaneous.................          7,118                    5,681                   5,495                   5,126
                                  ------------            -------------           -------------            ------------
     Total expenses before
       waivers................        144,499                   87,203                  83,487                 103,361
     Less expenses waived /
       reimbursed.............       (115,446)                 (84,976)                (80,793)                 (87,093)
                                  ------------            -------------           -------------            ------------
     Net expenses ...........          29,053                    2,227                   2,694                   16,268
                                  ------------            -------------           -------------            ------------
Net investment income........          27,052                    2,868                   3,922                   20,365
                                  ------------            -------------           -------------            ------------

REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
Net realized gain / (loss) on
investments..................         116,521                        0                       0                    (300)
Net unrealized depreciation
   on investments ...........         (83,016)                  (2,506)                 (4,278)                      0
                                   ----------              -------------           -------------            ------------
Net realized and unrealized
   gain / (loss) on
   investments...............          33,505                   (2,506)                 (4,278)                   (300)
                                   ----------              -------------           -------------            ------------
Net increase / (decrease) in
   net assets resulting from
   operations................      $   60,557              $       362              $    (356)               $  20,065
                                  ===========              ===========             =============             ============

* Commencement of operations.






                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Changes in Net Assets


                                          EQUITY                  BOND                RETIREMENT               HARVEST
                                           FUND                   FUND                INCOME FUND               FUND
                                     October 2, 1995*       October 4, 1995*       October 4, 1995*       October 4, 1995*
                                          through               through                 through                through
                                       July 31, 1996         July 31, 1996           July 31, 1996          July 31, 1996
                                    --------------------   -------------------    --------------------   --------------------
OPERATIONS
Net investment income ..............  $    27,052              $    2,868            $     3,922           $     20,365
Net realized gain / (loss) on
   investments......................      116,521                       0                      0                  (300)
Net change in unrealized
   depreciation on investments......      (83,016)                 (2,506)                 (4,278)                    0
                                     -------------          --------------           -------------         -------------
Net increase / (decrease) in net
   assets resulting from
   operations.......................      60,557                     362                   (356)                 20,065
                                     -------------          --------------           -------------         -------------


DIVIDENDS TO SHAREHOLDERS
From net investment income.........      (27,052)                 (2,868)                 (3,922)               (20,365)
                                     -------------          --------------           -------------         -------------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ....     3,759,918                 198,264                 299,865              2,279,287
Net asset value of shares issued
   to shareholders in
   reinvestment of dividends .....        17,037                   2,868                   3,922                 20,098
Net asset value of shares
redeemed..........................      (884,240)                 (1,607)                (52,347)            (1,399,392)
                                     -------------          --------------           -------------         -------------
Net increase in net assets from
   capital share transactions ...      2,892,715                 199,525                 251,440                899,993
                                     -------------          --------------           -------------         -------------

Total increase in net assets ....      2,926,220                 197,019                 247,162                899,693

NET ASSETS
Beginning of period ..............        25,000                  25,000                  25,000                 25,000
                                     -------------          --------------           -------------         -------------
End of period ....................    $2,951,220                $222,019              $  272,162            $   924,693
                                     =============          ==============           =============         =============

* Commencement of operations.


                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements - July 31, 1996

         1. DESCRIPTION. Life Cycle Mutual Funds(TM), Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open ended, management investment company and currently consists of four separate investment portfolios (collectively the "Portfolios"): the Life Cycle Equity Fund(TM) (the "Equity Fund"), the Life Cycle Bond Fund(TM) (the "Bond Fund"), the Life Cycle Retirement Income Fund(TM) (the "Retirement Income Fund"), and the Life Cycle Harvest Fund(TM) (the "Harvest Fund"). The Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program") which is designed to meet the long-term retirement investment needs of individual investors. The Life Cycle Program is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions to achieve this overall objective.

         2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Fund:

     A. Portfolio Valuation. The net asset value per share of the Portfolios is calculated as of 4:00 p.m. (Eastern Time). Securities listed on an exchange are valued at the last sales price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the closing bid price. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service. Short-term securities with maturities of 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

     B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount, is accrued daily.

     C. Distributions to Shareholders. The Bond Fund, Retirement Income Fund, and Harvest Fund declare dividends from net investment income daily and distribute that income monthly. The Equity Fund declares and distributes net investment income on a quarterly basis. Net realized capital gains will be declared and distributed annually. Distributions are recorded on the ex-dividend date.

     D. Federal Income Tax. It is the policy of each of the Portfolios to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income for the fiscal year. The Portfolios also intend to meet the distribution requirements to avoid the payment of an excise tax.

     E. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Portfolio's commencement of operations. In the event any of the initial shares of any of the Portfolios are redeemed, the appropriate Portfolio will be reimbursed for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at time of redemption.

     F. Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among each Portfolio within the Fund in relation to the net assets of each Portfolio or on another reasonable basis.

     G. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements (continued) - July 31, 1996

         3. INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Benson White & Company (the "Advisor"). The Investment Advisory Agreement provides for the Advisor to supervise all aspects of the Fund's operations and provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Advisor is also responsible for the management and implementation of the Life Cycle Program. Pursuant to the terms of the Investment Advisory Agreement, the Advisor is paid a monthly advisory fee equal to 0.75% of each Portfolio's average daily net assets per annum. For the period ended July 31, 1996, the Advisor earned fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively. For the period ended July 31, 1996, the Advisor voluntarily waived fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administrative services agreement (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, Furman Selz receives a fee, payable monthly, equal to 0.20% of the Fund's aggregate average net assets, subject to a minimum of $250,000 per year, plus out of pocket expenses. For the period ended July 31, 1996, Furman Selz earned $208,332 for services provided to the Fund, consisting of $52,083 from each of the four individual portfolios.

The Fund entered into a distribution agreement (the "Distribution Agreement") with Life Cycle Mutual Funds Distributors, Inc., an affiliate of Furman Selz. Under the Distribution Agreement, Life Cycle Mutual Funds Distributors, Inc., as agent for the Fund, agrees to use its best efforts as sole distributor of the Funds' shares. Under the agreement, the distributor will receive an annual fee of up to 0.75% of average daily net assets in return for financing certain distribution and shareholder related activities related to the Funds' shares. During the period ended July 31, 1996, the actual rates incurred by the Funds were: 0.73%, 0.69%, 0.67% and 0.60% for the Equity, Bond, Retirement Income and Harvest Funds, respectively.

The Advisor has voluntarily agreed to cap the expense ratios at 1.95% for each Portfolio. In order to maintain that expense ratio, the Advisor has agreed to reimburse expenses as follows: Equity Fund - $103,761; Bond Fund - $84,120; Retirement Income Fund - $79,729; Harvest Fund - $80,875

         4.  SECURITIES TRANSACTIONS.

     A. Purchase and Sale Transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended July 31, 1996 were as follows:

                                                Common Stocks                      U.S. Government Obligations
                                    --------------------------------------    --------------------------------------
                                       Purchases              Sales              Purchases              Sales
                                    -----------------    -----------------    -----------------    -----------------

     Equity Fund..................    $4,525,975           $2,179,412        $           0                  $ 0

     Bond Fund....................             0                    0              108,653                    0

     Retirement Income Fund.......             0                    0              170,036                    0

     B. Federal Income Tax Basis. Cost for book and Federal income tax purposes were substantially the same as of July 31, 1996. Gross unrealized appreciation and depreciation of investment securities at July 31, 1996, based on cost for Federal income tax purposes was as follow:

                                                                Gross             Gross        Net Unrealized
                                                              Unrealized       Unrealized       Depreciation
                                                             Appreciation     Depreciation

                      Equity Fund .......................         $28,786    $   (111,802)         $(83,016)
                      Bond Fund .........................               0          (2,506)           (2,506)
                      Retirement Income Fund ............               0          (4,278)           (4,278)
                      Harvest Fund ......................               0                0                 0


LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements (continued) - July 31, 1996

     5. CAPITAL SHARE TRANSACTIONS. The Fund is authorized to issue 20 billion shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios are as follows:


                                                                                      Retirement
                                           Equity Fund            Bond Fund          Income Fund           Harvest Fund
                                        October 2, 1995*       October 4, 1995*    October 4, 1995*       October 4, 1995*
                                             through               through              through               through
                                          July 31, 1996         July 31, 1996        July 31, 1996         July 31, 1996
                                       --------------------  --------------------  -------------------   -------------------

Beginning balance ................                   2,500                 2,500                2,500                 2,500
                                       --------------------  --------------------  -------------------   -------------------
Shares sold ......................                 351,123                19,977               30,286               227,927
Shares issued in reinvestment of
dividends..........................                  1,598                   291                  397                 2,010
Shares redeemed ...................                (78,982)                 (163)              (5,300)             (139,938)
                                       --------------------  --------------------  -------------------   -------------------
Net increase in shares ............                273,739                20,105               25,383                89,999
                                       --------------------  --------------------  -------------------   -------------------
Ending Balance ....................                276,239                22,605               27,883                92,499
                                       ====================  ====================  ===================   ===================

* Commencement of Operations.

         6. SUBSEQUENT EVENT. On July 1, 1996, Furman Selz announced that it had entered into an agreement pursuant to which its mutual funds division would be acquired by BISYS Group, Inc. ("BISYS") subject to certain conditions. It is anticipated that, following consummation of that transaction, services currently provided to the Funds by Furman Selz will be provided by BISYS and certain affiliates under terms and conditions substantially the same as those currently in effect with respect to such services.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Financial Highlights+
For a share outstanding throughout each period


                                                 EQUITY                  BOND                 RETIREMENT               HARVEST
                                                  FUND                   FUND                 INCOME FUND                FUND
                                            October 2, 1995*       October 4, 1995*        October 4, 1995*        October 4, 1995*
                                                 through                through                 through                through
                                              July 31, 1996          July 31, 1996           July 31, 1996          July 31, 1996
                                           --------------------   --------------------    --------------------    -----------------

Net Asset Value, Beginning of Period.......       $10.00                  $10.00                 $10.00                  $10.00
                                                 --------               ---------               --------               ---------

Income from Investment Operations:
     Net investment income ................         0.12                    0.22                   0.24                    0.20
     Net realized and unrealized gain /
         loss on investments ..............         0.68                   (0.18)                 (0.24)                   0.00
                                                 --------               ---------               --------               ---------
     Total from Investment Operations......         0.80                    0.04                   0.00                    0.20
                                                 --------               ---------               --------               ---------

Less Distributions:
     Dividends from net investment
     income ...............................        (0.12)                  (0.22)                 (0.24)                  (0.20)
                                                 --------               ---------               --------               ---------

Net Asset Value, End of Period ............       $10.68                   $9.82                  $9.76                  $10.00
                                                 ========               =========               ========               =========


Total Return ..............................         8.05%                  0.39%                  (0.02)%                 2.05%

Net Assets, End of Period (in
 thousands) ...............................       $2,951                  $222                    $272                    $925

Ratios to Average Net Assets of:
     Net investment
     income**..............................         1.82%                  2.51%                   2.83%                  2.44%
     Expenses before
     waivers**.............................         9.70%                 76.34%                  60.32%                  12.38%
     Expenses net of
     waivers**.............................         1.95%                  1.95%                   1.95%                  1.95%
Portfolio Turnover
Rate.......................................          132%                     0                       0                      0
Average Commission Rate ...................        $0.03                      0                       0                      0

*   Commencement of operations.
+ Per share amounts based on the average number of shares outstanding during the period from commencement of operations to July 31, 1996.
**  Annualized.


                 See accompanying notes to financial statements.

                           PART C - OTHER INFORMATION



Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS
                  Included in the Prospectus:

                  (1)      Expense Summary
                  (2)      Financial Highlights

                  Included in Statement of Additional Information:

                  (1)      Portfolio of Investments, July 31, 1996
                  (2)      Statement of Assets and Liabilities, July 31, 1996
                  (3)      Statement of Operations for the period ended July 31, 1996
                  (4)      Statement of Changes in Net Assets for the period ended July 31, 1996
                  (5)      Notes to Financial Statements
                  (6)      Report of Coopers & Lybrand, L.L.P., independent accountants, dated September 25, 1996

         (B)      EXHIBITS

                  *(1)     Articles of Incorporation of the Registrant.

                  *(2)     By-Laws of the Registrant.

                   (3)     Not Applicable.

                   (4)     Not Applicable

                  *(5)     Investment Advisory Agreements.

                 **(6)     Distribution Agreement.

                   (7)     Not Applicable.

                  *(8)     Custodian Agreement.

                  *(9)     Administration Services Agreement.

                  *(10)    Opinion  of  Messrs.  Battle  Fowler  LLP  as to  the
                           legality   of  the   securities   being   registered,
                           including  their consent to the filing thereof and as
                           to the use of their name under the  heading  "Counsel
                           and  Independent  Accountants"  in the Prospectus and
                           the Statement of Additional Information.
                  (11)     Consent of Independent Accountants.

                  (12)     Not Applicable.

                  (13)     Subscription Agreement between the Fund and Benson White & Company.

                  (14)     Not Applicable.

                **(15)     Distribution and Services Agreement.



                  (16)     Schedule for Computation.

                  (17)     Not Applicable.

                  (18)     Not Applicable.

                **(19)     Power of Attorney.


* Filed with Pre-Effective Amendment No. 1 to said Registration Statement on August 28, 1995, and is incorporated herein by reference.


** Filed with Post-Effective Amendment No. 1 to said Registration Statement on March 25, 1996, and is incorporated herein by reference.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

Item 26. NUMBER OF HOLDERS OF SECURITIES

                                      Number of Record Holders as of
  Title of Class                             September 24, 1996
  --------------                      ------------------------------

  Shares of Common Stock            The Life Cycle Equity Fund        148
                                    The Life Cycle Bond Fund           71
                                    The Life Cycle Retirement
                                    Income Fund                        17
                                    The Life Cycle Harvest Fund        64

Item 27. INDEMNIFICATION

         (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

         "NINTH: (i) The Corporation shall indemnify (I) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."


         (b) In Section nine of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls Furman Selz LLC, within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The description of the Registrant's adviser, Benson White & Company, under the caption "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

Item 29. PRINCIPAL UNDERWRITERS.

         (a) Life Cycle Mutual Funds Distributors, Inc., located at 230 Park Avenue, New York, New York 10169, is the Registrant's Distributor.

         (b) The following are the directors and officers of Life Cycle Mutual Funds Distributors, Inc. The principal business address of each of these persons is 230 Park Avenue, New York, New York 10169.

                                        Positions and Offices                  Positions and Offices
Name                                    With the Distributor                   With Registrant
----                                    ----------------------                 ----------------------
Edmund A. Hajim                         Chairman of the Board                  None
Roy L. Furman                           Director, President                    None
Bernard T. Selz                         Chairman of the Executive Committee    None
Michael C. Petrycki                     Director, Executive Vice President     None
Steven D. Blecher                       Executive Vice President and           None
                                        Secretary
Robert J. Miller                        Treasurer                              None
Elizabeth Q. Solazzo                    Director, Executive Vice President     None
                                        and Assistant Secretary
Brian P. Friedman                       Executive Vice President               None


         (c) There are no affiliated persons of the Underwriter who are not affiliated with the Registrant.

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Benson White & Company, 656 East Swedesford Road, Suite 322, Wayne, Pennsylvania 19087, the Registrant's Manager; Furman Selz LLC, 230 Park Avenue, New York, New York 10169, the Registrant's transfer and accounting agent; and The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10286, the Registrant's custodian.

Item 31. MANAGEMENT SERVICES.

         Not applicable.

Item 32. UNDERTAKINGS.

         (a)      Not applicable.

         (b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 9th day of October, 1996



                                      LIFE CYCLE MUTUAL FUNDS, INC.



                                       By: /s/ TIMOTHY W. CUNNINGHAM
                                          --------------------------------
                                          Timothy W. Cunningham
                                          President



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                            TITLE                             DATE
---------                                            -----                             -----

(1) Principal Executive Officer:

By:       /s/ TIMOTHY W. CUNNINGHAM                  President                   October 9, 1996
         --------------------------
         Timothy W. Cunningham

(2) Principal Financial and
         Accounting Officer

By:       /s/ CLAY B. MANSFIELD                      Treasurer                   October 9, 1996
         -----------------------------------
         Clay B. Mansfield

(3) Majority of all Directors:
         Frederik Fazer                              Director
         Thomas Flanigan                             Director
         Robert Straniere                            Director

By:       /s/ TIMOTHY W. CUNNINGHAM                                              October 9, 1996
         --------------------------
         Timothy W. Cunningham
         As Attorney-in-Fact*

         *An executed copy of the power of attorney was filed with Pre-Effective Amendment No. 1 to said Registration Statement on August 28, 1995, as Exhibit
19 and is incorporated herein by reference.

                          LIFE CYCLE MUTUAL FUNDS, INC.

                                  EXHIBIT INDEX


                   (11) Consent of Independent Accountants
                   (13) Subscription Agreement
                   (16) Schedule for Computation
                   (17) Financial Data Schedule